UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

CLEARPOINT NEURO, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ClearPoint Neuro, Inc.

120 S. Sierra Avenue, Suite 100

Solana Beach, California 92075

April 9, 2025

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of ClearPoint Neuro, Inc. to be held on Wednesday, May 21, 2025 at 10:00 a.m., Pacific Time. Our Annual Meeting will be held virtually via the Internet at https://www.cstproxy.com/clearpointneuro/2025, with no physical, in-person meeting. For more information on how to access and attend this year’s virtual Annual Meeting, please refer to the General Information section beginning on page 1 in the enclosed Proxy Statement.

At this year’s Annual Meeting, the agenda includes: (1) the election of the eight directors named in the accompanying Proxy Statement; (2) a proposal to ratify the appointment of our independent registered public accounting firm; (3) a proposal to approve the compensation of our named executive officers; (4) a proposal to set the frequency of future votes to approve the compensation of our named executive officers; (5) a proposal to approve our Amended and Restated 2021 Employee Stock Purchase Plan; and (6) a proposal to approve our Sixth Amended and Restated 2013 Incentive Compensation Plan. The Board of Directors recommends that you vote FOR the election of the eight directors named in the accompanying Proxy Statement, FOR the ratification of the appointment of our independent registered public accounting firm, FOR the compensation of our named executive officers, FOR a vote to hold future advisory votes on executive compensation every year, FOR our Amended and Restated 2021 Employee Stock Purchase Plan, and FOR our Sixth Amended and Restated 2013 Incentive Compensation Plan. Executive officers of the company will be present at the Annual Meeting to answer any appropriate questions you may have.

It is important that your shares be represented and voted at the Annual Meeting, regardless of the size of your holdings. Accordingly, you are urged to submit your proxy electronically via the Internet as instructed in these materials. If you attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote at the Annual Meeting. Your vote is very important. We urge you to vote your proxy as soon as possible.

We look forward to seeing you at the Annual Meeting.

Very truly yours,

Joseph M. Burnett
Chief Executive Officer and President

Your Vote Is Important You are urged to vote electronically via the Internet as instructed in these materials.

ClearPoint Neuro, Inc.

120 S. Sierra Avenue, Suite 100

Solana Beach, California 92075

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 21, 2025

Dear Stockholder:

The regular Annual Meeting of Stockholders of ClearPoint Neuro, Inc. will be held on Wednesday, May 21, 2025 at 10:00 a.m., Pacific Time. Our Annual Meeting will be held virtually via the Internet at https://www.cstproxy.com/clearpointneuro/2025, with no physical, in-person meeting. For more information on how to access and attend the Annual Meeting, please refer to the General Information section beginning on page 1 in the Proxy Statement. The Annual Meeting will be held for the following purposes:

1.
Election of our Directors. To elect the eight directors named herein to serve until the 2026 Annual Meeting of Stockholders;
2.
Ratification of the Auditors. To ratify the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3.
Advisory Approval of Executive Compensation. To cast an advisory (non-binding) vote to approve the compensation of our named executive officers;
4.
Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. To cast an advisory (non-binding) vote to set the frequency of future advisory (non-binding) votes to approve the compensation of our named executive officers;
5.
Approval of our Amended and Restated 2021 Employee Stock Purchase Plan. To approve our Amended and Restated 2021 Employee Stock Purchase Plan (the “ESPP”);
6.
Approval of our Sixth Amended and Restated 2013 Incentive Compensation Plan. To approve our Sixth Amended and Restated 2013 Incentive Compensation Plan; and
7.
Other Business. To transact such other business as may properly come before the Annual Meeting or any adjournment of the meeting.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF PROPOSALS 1, 2, 3, 5, AND 6. FOR PROPOSAL 4, OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR “ONE YEAR” AS THE FREQUENCY FOR FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

Only those stockholders of record at the close of business on March 24, 2025 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. On that day, 27,979,560 shares of common stock were outstanding. Each share entitles the holder to one vote.

Pursuant to rules adopted by the Securities and Exchange Commission, we are providing access to our proxy materials over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”), which contains instructions on how stockholders can access those documents over the Internet and vote their shares. The Notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including this Proxy Statement, our 2024 Annual Report, and a Proxy Card. We believe this process will expedite stockholders’ receipt of proxy materials, lower the costs of our 2025 Annual Meeting of Stockholders and conserve natural resources.

By Order of the Board of Directors,

Ellisa Cholapranee
General Counsel and Secretary

April 9, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2025:

The Company’s Proxy Statement and Annual Report to stockholders for the fiscal year ended December 31, 2024 are available at https://www.cstproxy.com/clearpointneuro/2025.

A Notice or the Proxy Statement, form of proxy and accompanying materials are first being sent to stockholders on or about April 9, 2025.

ClearPoint Neuro, Inc.

120 S. Sierra Avenue, Suite 100

Solana Beach, California 92075

Proxy Statement for Annual Meeting of Stockholders

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDERS MEETING TO BE HELD ON WEDNESDAY, MAY 21, 2025:

THIS PROXY STATEMENT, THE PROXY CARD AND OUR 2024 ANNUAL REPORT ON

FORM 10-K ARE AVAILABLE ON THE INTERNET AT

HTTPS://WWW.CSTPROXY.COM/CLEARPOINTNEURO/2025.

GENERAL INFORMATION

What is the Notice of Internet Availability of Proxy Materials and why am I receiving it?

Pursuant to the “e-proxy” rules promulgated by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials in a fast and efficient manner via the Internet. Accordingly, on or about April 9, 2025, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record as of the close of business on March 24, 2025, and posted our proxy materials on the website referenced in the Notice (https://www.cstproxy.com/clearpointneuro/2025). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice. The Notice contains instructions on how to access and read this Proxy Statement and our Annual Report on the Internet and how to vote online. If you received a Notice by mail, you will not receive paper copies of the proxy materials in the mail, unless you request them. If you received a Notice by mail and would like to receive a printed copy of the materials, please follow the instructions on the Notice for requesting the materials, and we will promptly mail the materials to you.

What is this document?

This document is the Proxy Statement of ClearPoint Neuro, Inc. for the 2025 Annual Meeting of Stockholders, or the “Annual Meeting,” to be held at 10:00 a.m., Pacific Time, on Wednesday, May 21, 2025.

We refer to ClearPoint Neuro, Inc. throughout this document as “we,” “us” or the “Company.”

What is the date and time of the Annual Meeting?

The Annual Meeting is scheduled to be held on Wednesday, May 21, 2025, at 10:00 a.m. Pacific Time.

How do I access and attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by audio webcast. No physical in-person meeting will be held. The online Annual Meeting will begin promptly at 10:00 a.m. Pacific Time on May 21, 2025. We encourage you to access the Annual Meeting prior to the start time, leaving ample time to check in. You will be able to attend the Annual Meeting online and vote by visiting https://www.cstproxy.com/clearpointneuro/2025.

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, or “Continental” (i.e., you are the stockholder of record), please follow the instructions included in the Notice sent to you, which contains the URL address (https://www.cstproxy.com/clearpointneuro/2025), along with your control number. You will need your control number included in the Notice sent to you or, if you requested printed copies be sent to you by mail, on your Proxy Card or in the instructions that accompanied your proxy materials, to access and attend the Annual Meeting virtually via the Internet. If you do not have your control number, please contact Continental at the phone number or e-mail address below.

If your shares are held in the name of your broker, bank or other nominee, you must contact your broker, bank or other nominee and obtain a legal proxy. Once you obtain your legal proxy, please contact Continental to have a control number generated for the Annual Meeting:

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By telephone at 917-262-2373; or
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By email at proxy@continentalstock.com.

Can I ask questions at the virtual Annual Meeting?

Stockholders who attend our virtual Annual Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the Annual Meeting. You must have your control number provided in the Notice sent to you or obtained by following the instructions above.

What is a proxy?

It is your legal designation of another person, called a “proxy,” to vote the stock you own. The document that designates someone as your proxy is also called a proxy, or a “Proxy Card.”

Who is paying the costs to prepare this Proxy Statement and solicit my proxy?

We will pay all expenses in connection with the solicitation of the proxies related to this Proxy Statement.

Who is soliciting my proxy, and will anyone be compensated to solicit my proxy?

Your proxy is being solicited by and on behalf of our Board of Directors, or our “Board.” We have retained the services of Morrow Sodali, a professional proxy solicitation firm, to aid in the solicitation of proxies for an estimated fee of $10,000 plus expenses. Morrow Sodali may conduct this proxy solicitation by mail, telephone, facsimile, e-mail, other electronic channels of communication, or otherwise.

In addition to solicitation by the proxy solicitor and by the use of mail, proxies may be solicited by our officers and employees by telephone, electronic mail, facsimile transmission or other means of communication. Our officers and employees will not be additionally compensated, but they may be reimbursed for out-of-pocket expenses in connection with any solicitation. We may also reimburse custodians, nominees and fiduciaries for their expenses in sending proxies and proxy material to beneficial owners.

What is ClearPoint Neuro, Inc., and where is it located?

We are a commercial-stage medical device company, incorporated in 1998 as a Delaware corporation, that develops and commercializes innovative platforms for performing minimally invasive surgical procedures in the brain. From our inception in 1998, we have deployed significant resources to fund our efforts to develop the foundational capabilities for enabling magnetic resonance imaging ("MRI") guided interventions, building an intellectual property portfolio, and identifying and building out commercial applications for the technologies we develop. In 2021, our efforts expanded beyond the MRI suite to encompass development and commercialization of neurosurgical device products for the operating room setting, as well as consulting services for pharmaceutical companies. Our products have been installed or used at over 100 centers globally.

Our principal executive office is located at 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075. We also conduct other operations, including component processing, final assembly, packaging and distribution activities for our ClearPoint products, at a facility in Carlsbad, California.

Where is our common stock traded?

Our common stock is traded on The Nasdaq Capital Market under the symbol “CLPT.”

Will the Company’s directors be in attendance at the Annual Meeting?

The Company encourages, but does not require, its directors to attend annual meetings of stockholders, recognizing that from time-to-time scheduling conflicts may occur that will prevent a director from attending. We expect that all of our Board members will attend the Annual Meeting, if possible.

VOTING MATTERS

Who is entitled to attend and vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, March 24, 2025, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. A list of our stockholders will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, at our principal executive office during ordinary business hours for a period of ten days prior to the Annual Meeting. Please contact Ellisa Cholapranee at (888) 287-9109 to coordinate your review. On March 24, 2025, we had 27,979,560 shares of common stock outstanding.

Stockholders of Record: Shares Registered in Your Name. If at the close of business on March 24, 2025, your shares were registered directly in your name with Continental, then you are a stockholder of record. As a stockholder of record, you may submit your vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to authorize a proxy to vote your shares by following the instructions in the Notice or in this proxy statement to ensure that your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If at the close of business on March 24, 2025, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on and what does the Board recommend?

You will be asked to vote on the following items:	Our Board recommends that you vote:

◦ Proposal No. 1: To elect the eight nominees named herein to serve on our Board of Directors until the 2026 Annual Meeting of Stockholders;	◦ “FOR” Proposal No. 1, the election of each of the eight nominees named herein to serve on our Board of Directors;
◦ Proposal No. 2: To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;	◦ “FOR” Proposal No. 2, the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
◦ Proposal No. 3: To cast an advisory (non-binding) vote to approve the compensation of our named executive officers;	◦ “FOR” Proposal No. 3, the approval of the compensation of our named executive officers;
◦ Proposal No. 4: To cast an advisory (non-binding) vote to set the frequency of future advisory (non-binding) votes to approve the compensation of our named executive officers;	◦ “ONE YEAR” as the preferred frequency of the future advisory votes to approve the compensation of our named executive officers;
◦ Proposal No. 5: To approve our Amended and Restated 2021 Employee Stock Purchase Plan (“ESPP”); and	◦ “FOR” Proposal No. 5, the approval of our Amended and Restated 2021 Employee Stock Purchase Plan; and
◦ Proposal No. 6: To approve our Sixth Amended and Restated 2013 Incentive Compensation Plan.	◦ “FOR” Proposal No. 6, the approval of our Sixth Amended and Restated 2013 Incentive Compensation Plan.

May other matters be raised at the Annual Meeting? How will the meeting be conducted?

We currently are not aware of any business to be acted upon at the Annual Meeting other than the six proposals described above. Under Delaware law and our governing documents, no other business aside from procedural matters may be raised at the Annual

Meeting unless proper notice has been given to us by the stockholders. If other business is properly raised, your proxies have authority to vote in their discretion, including to adjourn the Annual Meeting.

The Chairman of the Annual Meeting has broad authority to conduct the Annual Meeting so that the business of the Annual Meeting is carried out in an orderly and timely manner. In doing so, he has broad discretion to establish reasonable rules for discussion, comments and questions during the Annual Meeting. The Chairman of the Annual Meeting is also entitled to rely upon applicable law regarding disruptions or disorderly conduct to ensure that the Annual Meeting proceeds in a manner that is fair to all participants.

Do any of the proposals entitle me to a dissenter’s right of appraisal?

Our stockholders are not entitled to dissenters’ rights in connection with any of the proposals to be voted on at the Annual Meeting. Furthermore, we do not intend to independently provide our stockholders with any such rights.

How do I vote?

For Proposal No. 1, you may either vote “FOR” each nominee named herein to serve on the Board or you may withhold your vote for any nominee that you specify. For Proposal No. 2, Proposal No. 3, Proposal No. 5 and Proposal No. 6, you may vote “FOR” or “AGAINST” or abstain from voting. For Proposal No. 4, you may vote for “ONE YEAR”, “TWO YEARS”, “THREE YEARS” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote online at the Annual Meeting, vote by proxy on the Internet, or by using a Proxy Card that you may request. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and submit your vote online even if you have already voted by proxy.

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To vote at the Annual Meeting, follow the instructions above to attend and submit your vote.
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To authorize a proxy to vote your shares using a Proxy Card, simply complete, sign and date the Proxy Card that may be delivered and return it promptly in the envelope provided. To request a Proxy Card, follow the instructions on the Notice. If you return your signed Proxy Card to us before the Annual Meeting, we will vote your shares as you direct.
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You can choose to vote your shares at any time using the Internet site identified on your Notice. This site will give you the opportunity to make your selections and confirm that your instructions have been followed. We have designed our Internet voting procedures to authenticate your identity by use of a unique control number found on your Notice. To take advantage of the convenience of voting on the Internet, you must subscribe to one of the various commercial services that offer access to the Internet. Costs normally associated with electronic access, such as usage and telephone charges, will be borne by you. We do not charge any separate fees for access to the Internet voting site. Your vote must be received by 11:59 p.m. Eastern Time on May 20, 2025 to be counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a notice and voting instructions from that organization, rather than from us. Simply follow the instructions in that notice to ensure that your vote is counted. Alternatively, you may vote over the Internet as instructed by your broker or bank. To vote at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other nominee and contact Continental to have a control number generated for the Annual Meeting by following the instructions set forth on page 1 of this Proxy Statement under “How do I access and attend the Annual Meeting?”.

What if I return a Proxy Card or otherwise vote but do not make specific choices?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and return a signed and dated Proxy Card or otherwise vote without marking any voting selections, your shares will be voted as follows:

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“FOR” the election of each of the eight nominees named herein to serve on the Board of Directors;
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“FOR” the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
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“FOR” the approval of the compensation of our named executive officers;
•
“ONE YEAR” as the preferred frequency of the future advisory votes to approve the compensation of our named executive officers;

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“FOR” the approval of our Amended and Restated 2021 Employee Stock Purchase Plan; and
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“FOR” the approval of our Sixth Amended and Restated 2013 Incentive Compensation Plan.

If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares as recommended by our Board or, if no recommendation is given, will vote your shares using such individual’s best judgment.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee and you do not provide that organization with voting instructions, that organization will determine if it has the discretionary authority to vote on the particular matter. On certain “routine” matters, brokerage firms have the discretionary authority to vote shares for which their customers do not provide voting instructions. We believe Proposal No. 2, the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm, is considered a routine matter for this purpose. However, Proposal No. 1, the election of directors, Proposal No. 3, the approval of the compensation of our named executive officers, Proposal No. 4, the approval of the frequency of votes on the approval of the compensation of our named executive officer, Proposal No. 5, the approval of our Amended and Restated 2021 Employee Stock Purchase Plan, and Proposal No. 6, the approval of our Sixth Amended and Restated 2013 Incentive Compensation Plan, are not considered to be routine matters. Your broker or other nominee cannot vote without instructions on non-routine matters, and, therefore, we expect broker non-votes on Proposals No. 1, No. 3, No. 4, No. 5 and No. 6. Accordingly, if you own shares through your broker, bank or other nominee, please be sure to instruct that organization how to vote to ensure that your vote is counted on all of the proposals.

Can I change my mind and revoke my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting.

If you are the record holder of your shares, you may revoke your proxy in any of the following ways:

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You may submit another properly completed proxy bearing a later date;
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You may send a written notice that you are revoking your proxy to ClearPoint Neuro, Inc., Attn: Corporate Secretary, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075; or
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You may attend and vote online at the Annual Meeting. The last submitted vote will be the one recorded for the holder.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by that organization to revoke your proxy.

What if I receive more than one Notice?

Multiple Notices mean that you have more than one account with brokers or our transfer agent. Please vote all of your shares. We also recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, and can be reached at (212) 509-4000.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “WITHHOLD” votes and broker non-votes with respect to Proposal No. 1, “FOR” and “AGAINST” votes and abstentions with respect to Proposal No. 2, “FOR” and “AGAINST” votes, abstentions and broker non-votes with respect to Proposal No. 3, Proposal No. 5 and Proposal No. 6, and “ONE YEAR”, “two years”, and “three years” votes, abstentions and broker non-votes with respect to Proposal No. 4. A broker non-vote occurs when a nominee, such as a broker or bank, holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority to vote with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted towards the tabulation of shares present at the Annual Meeting or represented by proxy and entitled to vote and will have the same effect as “AGAINST” votes on Proposal No. 2, Proposal No. 3, Proposal No. 5 and Proposal No. 6. Although broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum, broker non-votes will not be counted for purposes of determining the number of shares present at the Annual Meeting or represented by proxy and entitled to vote with respect to a particular proposal. Therefore, a broker non-vote will not affect the outcome of the vote on any of the proposals.

What is the vote required for each proposal?

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For Proposal No. 1, the election of the eight nominees named herein to serve on our Board, the eight nominees receiving the most “FOR” votes (among votes properly cast at the Annual Meeting or by proxy) will be elected to our Board.
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To be approved, Proposal No. 2, the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, must receive a “FOR” vote from at least a majority of the shares present at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote. However, the Audit Committee is not bound by a vote either “FOR” or “AGAINST” the firm. The Audit Committee will consider a vote against the firm by the stockholders in selecting our independent registered public accounting firm in the future.
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To be approved, Proposal No. 3, the compensation of our named executive officers, must receive a “FOR” vote from at least a majority of the shares present at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote. Although the vote is non-binding, the Board and the Compensation Committee will review the voting results and take them into consideration in connection with their ongoing evaluation of the Company’s compensation practices and when making future decisions regarding executive compensation.
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For Proposal No. 4, the preferred frequency of the future advisory votes to approve the compensation of our named executive officers, the frequency that receives the highest number of votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon shall be approved. Although the vote is non-binding, the Board and the Compensation Committee will review the voting results and take them into consideration in connection with their ongoing evaluation of the Company’s compensation practices and when making future decisions regarding executive compensation.
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To be approved, Proposal No. 5, the Amended and Restated 2021 Employee Stock Purchase Plan, must receive a “FOR” vote from at least a majority of the shares present at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote.
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To be approved, Proposal No. 6, the approval of our Sixth Amended and Restated 2013 Incentive Compensation Plan must receive a “FOR” vote from at least a majority of the shares present at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote.

How many shares must be present to constitute a quorum for the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On March 24, 2025, the record date, there were 27,979,560 shares outstanding and entitled to vote. Thus, at least 13,989,781 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum. If there is no quorum, either the Chairman of the meeting or a majority of the votes present at the Annual Meeting or represented by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

How many votes do I have and can I cumulate my votes?

You have one vote for every share of our common stock that you own. Cumulative voting is not allowed.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final results are expected to be published in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission, or the “SEC,” on or before the fourth business day following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days following the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

What is the structure of our Board?

Pursuant to Delaware law and our governing documents, our business and affairs are managed under the direction of our Board. Our Board is our ultimate decision-making and oversight body, except with respect to matters reserved to the stockholders. The directors are charged with the responsibility of exercising their fiduciary duties to act in our best interest and the best interest of our stockholders. Our Board selects and oversees members of executive management who have the authority and responsibility for the conduct of the day-to-day operations of the business.

The number of directors that constitutes our Board is fixed from time to time by a resolution adopted by the affirmative vote of a majority of the authorized number of directors at any regular or special meeting of our Board. On an annual basis, the Corporate Governance and Nominating Committee will consider the size and composition of our Board and report to our Board the results of its review and any recommendations for change. Currently, our Board is fixed at eight directors. Our directors stand for election at each annual meeting of the stockholders and serve on our Board until the next annual meeting of the stockholders and until a successor has been duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

How are nominees evaluated? What are the minimum qualifications?

The Corporate Governance and Nominating Committee is responsible for recommending to the Board the type of skills and qualifications required of directors, based on our needs from time to time. In evaluating candidates for director, the Corporate Governance and Nominating Committee may consider several factors, including relevant experience, education, independence, commitment, prominence and understanding of the Company’s business, as well as any other factors it deems relevant. The Board will nominate individuals to serve on our Board only from director candidates screened and approved by the Corporate Governance and Nominating Committee and recommended to the Board.

The directors’ experiences, qualifications and skills that the Corporate Governance and Nominating Committee considered in their nomination are included in their individual biographies.

Who are the nominees this year?

Upon the recommendation of the Corporate Governance and Nominating Committee, our Board has nominated the following eight persons to serve as directors: Joseph M. Burnett, R. John Fletcher, Lynnette C. Fallon, Pascal E.R. Girin, B. Kristine Johnson, Matthew B. Klein, Linda M. Liau and Timothy T. Richards. If elected, each nominee identified above will serve on our Board until the 2026 Annual Meeting of Stockholders or until his or her earlier death, resignation or removal. We anticipate that each of these nominees will be available for election, but if a situation arises in which he or she is unavailable, the proxy will be voted in accordance with the best judgment of the named proxies unless directed otherwise.

What are the backgrounds and qualifications of this year’s nominees?

Information about the following eight individuals nominated as directors is provided below.

Director Nominees	Age
Joseph M. Burnett	48
R. John Fletcher	79
Lynnette C. Fallon	65
Pascal E.R. Girin	65
B. Kristine Johnson	73
Matthew B. Klein	53
Linda M. Liau	58
Timothy T. Richards	67

Joseph M. Burnett joined us as President and Chief Executive Officer and became a member of our Board of Directors in November 2017. Before joining our Company, Mr. Burnett served as Vice President and General Manager of Neuro Diagnostics and Therapy at Philips, a publicly-traded global health technology company, since March 2016. Prior to serving in such role, Mr. Burnett was the Senior Vice President and Business Leader of Image Guided Therapy Devices at Philips and General Manager of Volcano Corporation (a Philips company) from February 2015 to March 2016. Before joining Philips, Mr. Burnett worked for Volcano Corporation, where he served in various positions from November 2004 to February 2015, most recently as Executive Vice President and General Manager of its Coronary & Systems Business Unit. Prior to joining Volcano Corporation, Mr. Burnett served as an R&D Engineer and Product Manager at Guidant Corporation from August 1999 to November 2004 and worked as a Bio-Medical Engineering Researcher at Duke University from May 1998 to May 1999. Mr. Burnett holds an MBA from The Fuqua School of Business at Duke University and a B.S.E. degree in Bio-Medical Engineering from Duke University. As our Chief Executive Officer, and as a result of his substantial leadership experience and expertise in the medical device industry and neurology, we believe Mr. Burnett offers a unique understanding of our business and industry that is invaluable to our Board.

R. John Fletcher joined our Board in May 2017 and currently serves as Chairman of our Board. Mr. Fletcher founded Fletcher Spaght in 1983 where, as Managing Partner emeritus, he remains active in both the consulting practice and venture capital activities, with analytical insights and creative solutions derived from his years of experience with clients, portfolio companies and the investment community. Mr. Fletcher works across Fletcher Spaght’s practice groups, with a focus on healthcare. He has particular interests in devices, specifically in cardiology, cardiac surgery, and orthopedics, as well as in biopharma and healthcare IT. Prior to founding Fletcher Spaght, Mr. Fletcher was a Senior Manager at The Boston Consulting Group, advising a broad range of companies in healthcare and high technology industries. Mr. Fletcher serves on the Boards of Directors of KORU Medical Systems (Nasdaq: KRMD), Metabolon and OptiNose, Inc. (Nasdaq: OPTN), and served on the Board of Directors of Spectranetics until it was acquired by Philips in August 2017. He serves on the Board of Advisors of Beth Israel Deaconess Medical Center and the Whitehead Institute at MIT. Mr. Fletcher received his MBA from Southern Illinois University, an MS in International Finance from Central Michigan University, and a BBA in Marketing from George Washington University. He was an Instructor for courses in international business and a Ph.D. Candidate at the Wharton School of the University of Pennsylvania. He served as a Captain and jet pilot in the U.S. Air Force and continues to be active in aviation. We believe Mr. Fletcher brings strategic insight, leadership and a wealth of experience in healthcare to our Board. He has experience as a director on several publicly traded company Boards. Mr. Fletcher was named 2018 Director of the Year by The National Association of Corporate Directors (NACD) for his work leading to the turnaround at Spectranetics, as well as his contributions leading the success of other companies.

Lynnette C. Fallon joined our Board in July 2021. Ms. Fallon is currently a Senior Advisor at Axcelis Technologies, Inc. (Nasdaq: ACLS), a provider of equipment and service solutions for the semiconductor manufacturing industry, with locations in eight countries. Ms. Fallon served as Axcelis’ Executive Vice President, HR/Legal from May 2005 until February 2025, also holding the roles of General Counsel and Secretary from 2001 until December 2024. As a member of Axcelis’ executive team for more than 20 years, Ms. Fallon was involved with business development, financial and tax management, investor relations, public offerings, M&A, risk management, executive compensation, and all aspects of international corporate compliance. Before joining Axcelis, Ms. Fallon worked at the Boston law firm of Palmer & Dodge LLP as a partner from 1992 to 2001, prior to which she was an associate since 1987. During her more than 10 years at Palmer & Dodge, Ms. Fallon’s work was primarily for clients in the biotech industry. She was head of Palmer & Dodge’s business law department for the three years prior to joining Axcelis. Ms. Fallon’s M&A and financial transaction experience began in 1984 at a Wall Street boutique firm, doing tax-driven LBOs, venture capital and private equity transactions. She holds a J.D., cum laude, from the School of Law at Boston University and a B.A. with departmental and general honors, Phi Beta Kappa, from Vassar College. We believe that Ms. Fallon is qualified to serve on our Board given her extensive business and leadership experience and her legal expertise.

Pascal E.R. Girin joined our Board in September 2014. Mr. Girin possesses over two decades of management and executive experience in the field of medical technology. Since September 2016, Mr. Girin has served as President and CEO of Balt SAS, a private company specializing in the treatment of neurovascular diseases, where he was recruited to lead the company’s global expansion. Mr. Girin served as Executive Vice President and Chief Operating Officer of Wright Medical Technology, Inc. from November 2012 until October 2015, at which time the company successfully merged with Tornier N.V. and formed Wright Medical Group N.V. Prior to joining Wright Medical, Mr. Girin served as President and Chief Executive Officer of Keystone Dental Inc. from February 2011 to June 2012, at which time the company successfully merged with Southern Implants Inc. From October 2010 to February 2011, Mr. Girin served as Executive Vice President and Chief Operating Officer of Keystone Dental Inc. From July 2010 to September 2010, Mr. Girin

served as Chief Operating Officer of ev3 Inc. following its acquisition by a wholly owned subsidiary of Covidien Group S.a.r.l. Prior to that time, Mr. Girin served as Executive Vice President and Chief Operating Officer of ev3 Inc. from January 2010 to July 2010, as Executive Vice President and President, Worldwide Neurovascular and International of ev3 Neurovascular Inc. from July 2008 to January 2010, as Senior Vice President and President, International of ev3 International from July 2005 to July 2008, and as General Manager, Europe of ev3 Inc. from September 2003 to July 2005. From September 1998 to August 2003, Mr. Girin served in various capacities at BioScience Europe Baxter Healthcare Corporation, most recently as Vice President. Mr. Girin received an engineering education at the French Ecole des Mines. From November 2010 until November 2, 2012, Mr. Girin had served as a director of Tornier N.V., a publicly traded global medical device company, as well as a member of its Nominating, Corporate Governance and Compliance Committees. With nearly three decades of experience as an executive and director in the medical device industry, both in the U.S. and in Europe, we believe Mr. Girin brings invaluable industry experience and leadership qualities to our Board, as well as insight into international markets.

B. Kristine Johnson joined our Board in September 2019. Ms. Johnson served as President and General Partner of Affinity Capital Management, a venture capital firm that invested primarily in seed and early-stage health care companies in the U.S., from 2000 to 2024. Prior to working for Affinity Capital Management, Ms. Johnson was employed for seventeen years at Medtronic, Inc., a manufacturer of cardiac pacemakers, neurological and spinal devices and other medical products, serving most recently as Senior Vice President and Chief Administrative Officer from 1998 to 1999. Her experience at Medtronic also includes service as President of the Vascular business and President of the Tachyarrhythmia Management business, among other roles. Ms. Johnson serves on the Boards of Directors of Atricure, Inc. (Nasdaq: ATRC) and Paragon28, Inc. (NYSE: FNA). She was previously lead director of the Piper Sandler Board and was recognized in 2018 by NACD for excellence in the boardroom. She has also served on the Boards of Directors for several public and private medical technology companies. Ms. Johnson earned a bachelor’s degree, summa cum laude, from St. Olaf College. She is also a recipient of the college’s Distinguished Alumni Award. We believe that Ms. Johnson’s extensive experience with health care companies and her leadership experience qualify her to serve on our Board.

Matthew B. Klein joined our Board in April 2020. Dr. Klein serves as the Chief Executive Officer and President of PTC Therapeutics, Inc., or “PTC”. Dr. Klein joined PTC in October 2019 as Global Head Gene and Mitochondrial Therapies, became Chief Development Officer in April 2020, assumed the role of Chief Operating Officer in January 2022, and became Chief Executive Officer and President in March 2023. Prior to joining PTC, Dr. Klein was Chief Executive Officer and a Director of BioElectron Technology Corporation, or “BioElectron,” from 2018 to 2019. Dr. Klein served as the Chief Medical Officer of BioElectron from 2013 to 2019 and was Senior Vice President, Clinical Science at BioElectron from 2012 to 2013. Dr. Klein has a B.A. from the University of Pennsylvania, an M.D. from Yale University School of Medicine and an M.S. in epidemiology from the University of Washington School of Public Health. We believe that Dr. Klein is qualified to serve on our Board because of his medical background, leadership experience and gene therapy and biopharmaceutical industry expertise.

Linda M. Liau joined our Board in November 2021. She is a Professor at the David Geffen School of Medicine at UCLA, and has served as the W. Eugene Stern Chair of the Department of Neurosurgery at the David Geffen School of Medicine at UCLA since 2017. She is also the Co-Director of the UCLA Brain Tumor Center and Principal Investigator and Director of the NCI-designated UCLA Brain Tumor SPORE (Specialized Program of Research Excellence). Dr. Liau has authored over 200 peer-reviewed research articles and is internationally recognized for her achievements in understanding the immunology of malignant brain tumors and pioneering the use of dendritic cell-based vaccines for glioblastoma. Clinically, she has developed novel ways to map brain function during awake brain tumor surgeries using functional MRI (fMRI) correlates and specializes in surgery for brain tumors in eloquent areas. Dr. Liau received her B.S. and B.A. degrees from Brown University. She earned her M.D. degree from Stanford University and a Ph.D. in Neuroscience from UCLA. After completing her residency and fellowship training in neurosurgery at UCLA, she joined the faculty at the UCLA School of Medicine. While practicing, she earned an MBA from the UCLA Anderson School of Management. We believe that Dr. Liau’s expertise in neurosurgery and her vast leadership experience qualify her to serve on our Board.

Timothy T. Richards joined our Board in March 2014. Mr. Richards serves as the Chief Business Officer at Jana Care, a venture capital funded company focused on chronic kidney and heart disease testing and monitoring, a position he has held since December 2021. Prior to joining Jana Care, Mr. Richards was Chief Commercial Officer for YourBio Health (formerly Seventh Sense BioSystems, Inc.), and former President of Facet Technologies, LLC, a privately held supplier to major diagnostic companies. Additionally, Mr. Richards held executive-level positions within the Covidien organization, first as U.S. President of the Patient Care & Safety Products business unit and subsequently as President of VNUS Medical Technologies following its acquisition by Covidien in 2009. From October 2003 through October 2008, Mr. Richards served as Senior Vice President, Chief Marketing Officer and a member of the

Executive Board of B. Braun Medical, Inc. Before joining B. Braun Medical, he held a number of progressive leadership positions throughout the U.S. and in Asia with Becton Dickinson and Company. We believe Mr. Richards brings to our Board extensive leadership experience and expertise in general management, manufacturing and R&D operations, commercial management and strategy in relevant markets and technologies.

Involvement in Certain Legal Proceedings

None of our current directors or executive officers have been, during the past 10 years, involved in any legal proceedings required to be disclosed pursuant to Item 401(f) of Regulation S-K.

How are our directors compensated?

Board Fees

Directors who are our employees are not entitled to receive any fees for serving as directors. As set forth in the Non-Employee Director Compensation Plan which was most recently restated by the Board in May 2023, directors who are not our employees receive the following Board and Committee fees:

Board of Directors:
Annual retainer for chairperson	$75,000
Annual retainer per director	$40,000

Audit Committee:
Annual retainer for chairperson	$20,000
Annual retainer for other members	$10,000

Compensation Committee:
Annual retainer for chairperson	$15,000
Annual retainer for other members	$7,500

Corporate Governance and Nominating Committee:
Annual retainer for chairperson	$12,000
Annual retainer for other members	$7,500

The above retainers are paid in quarterly installments, in arrears. Each director may elect to have us pay all or a portion of the director’s fees in shares of our common stock, in lieu of cash, in accordance with the rules and procedures established from time to time by our Board. We also reimburse each director for reasonable travel and other expenses in connection with attending Board meetings.

Equity Awards

Upon an individual becoming a non-employee director for the first time, the new director will receive a restricted stock unit award grant valued at $135,000. Such restricted stock unit awards will vest on the first anniversary of the grant. Any individual who serves as a non-employee director on the day following an annual meeting of our stockholders will receive a restricted stock unit award grant valued at $135,000. Such restricted stock unit awards will vest on the earlier of the first anniversary of the grant date or the day immediately preceding the next annual meeting of stockholders.

Are there stock ownership guidelines for our directors and executive officers?

Yes, to further align the interests of our directors and executive officers with our stockholders and to promote the Company’s commitment to sound corporate governance, we adopted the ClearPoint Neuro, Inc. Executive Officer and Director Stock Ownership Guidelines in June 2021. Pursuant to these guidelines, each executive officer and director is required to be in compliance with the guidelines by the later of the date the guidelines were adopted or five years from their appointment to an executive position or the board. Our Chief Executive Officer is required to own shares with a value equal to 500% of his annual base salary. The requirement for officers subject to Section 16 of the Securities Exchange Act is to own shares with a value equal to 300% of their annual base salary and for non-employee directors, 400% of their annual base retainer, excluding committee retainers, if any. Under the guidelines, beneficial ownership includes shares owned directly by the individual or the individual’s family members residing in the same household; shares held in trust for the benefit of the individual, the individual’s family members residing in the same household; and vested stock options and other awards.

Are there any family relationships between our directors and our executive officers?

There are no family relationships between or among any of our directors and executive officers.

How many votes are needed to elect directors?

The eight nominees receiving the most “FOR” votes among votes properly cast at the Annual Meeting or by proxy at the Annual Meeting will be elected to serve on our Board (assuming a quorum of a majority of the outstanding shares of common stock is present).

What does the Board recommend?

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR IDENTIFIED ABOVE.

GOVERNANCE OF THE COMPANY

What is corporate governance and how do we implement it?

Corporate governance is a set of rules established by us to ensure that our directors, executive officers and employees conduct our business in a legal, impartial and ethical manner. Our Board has a strong commitment to sound and effective corporate governance practices. We are incorporated under the laws of the state of Delaware, and our common stock is listed on The Nasdaq Capital Market, which has requirements that a majority of our Board be independent. Accordingly, for purposes of determining independence, we are subject to the provisions of Nasdaq Marketplace Rule 5605. Our management and our Board have reviewed and continue to monitor our corporate governance practices in light of Delaware corporate law, U.S. federal securities laws and Nasdaq Marketplace Rule 5605.

What documents establish and implement our corporate governance practices?

We adopted the charters of our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, Code of Business Conduct and Ethics, Guidelines on Governance Issues, Guidelines for Corporate Disclosure, Related Party Transactions Policy, Insider Trading Compliance Policy, Compliance Reporting (Whistleblower) Policy, and Compensation Recoupment Policy for the purpose of increasing transparency in our governance practices as well as promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by us, and promoting compliance with all applicable rules and regulations that apply to us and our officers and directors.

Our Code of Business Conduct and Ethics applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and directors. We intend to disclose future amendments to certain provisions of our Code of Business Conduct and Ethics, or waivers of such provisions, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, persons performing similar functions or our directors on our website at www.clearpointneuro.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Where can I access the Company’s corporate governance documents?

The charters of our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee may be accessed at the “Investors” tab of our website at www.clearpointneuro.com, as well as our Code of Business Conduct and Ethics and Fourth Amended and Restated Bylaws. Our Compensation Recoupment Policy is included as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. In addition, any stockholder or other interested party may request, without charge, a copy of our corporate governance documents by submitting a written request for any of such materials to ClearPoint Neuro, Inc., Attn: Corporate Secretary, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075.

How often did our Board meet in 2024?

Our Board held five meetings during 2024. Directors are expected to attend each meeting of our Board and each meeting of those Committees on which they serve. All directors attended 75% or more of the total number of meetings of the Board and those Committees on which they served during the period in which they served as directors in 2024. In addition to meetings, our Board and its Committees review and act upon matters through written consent procedures.

Our 2024 Annual Meeting of Stockholders was held on May 15, 2024, and seven members of our Board attended our 2024 Annual Meeting of Stockholders. We have a policy for attendance by members of our Board at our stockholder annual meetings that encourages directors, if practicable and time permitting, to attend our stockholder annual meetings. We expect that all of our Board members will attend the 2025 Annual Meeting of Stockholders, if possible.

Who are our independent directors?

Since our common stock is listed on The Nasdaq Capital Market, for purposes of determining director independence, we are subject to the provisions of the Nasdaq Marketplace Rules. Our Board undertook a review of the composition of our Board and its Committees and the independence of each director. Based upon information requested from and provided by each director concerning the director’s background, employment and affiliations, including family relationships, our Board has determined that none of Dr. Liau,

Messrs. Fletcher, Girin and Richards or Mss. Fallon and Johnson, representing six of the eight directors who are nominated for re-election at the Annual Meeting, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Rule 5605(a)(2) of the Nasdaq Marketplace Rules. In making such determination, our Board considered the relationships that each such director has with us and all other facts and circumstances the Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each director.

What is the leadership structure of the Board, and why is it appropriate for the Company?

Mr. Fletcher presently serves as the Chairman of the Board. Mr. Burnett currently serves as our Chief Executive Officer. Our Board does not have a fixed policy as to whether the role of the Chief Executive Officer and Chairman of the Board should be separate. When the Chairman of the Board is not “independent” within the meaning of Rule 5605(a)(2) of the Nasdaq Marketplace Rules, the chairperson of our Corporate Governance and Nominating Committee, who is independent, acts ex officio as the Lead Independent Director of the Board, with the responsibility for coordinating the activities of the other independent directors and for performing the duties specified in our Guidelines on Governance Issues and such other duties as are assigned from time to time by the Board.

The Lead Independent Director has broad responsibility and authority, including, without limitation, to:

•
serve as the principal liaison on Board-wide issues between the independent members of the Board and the Chairman of the Board;
•
preside at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent members of the Board; and
•
call meetings of the independent members of the Board.

Our Board has determined that the current separation of Chairman of the Board and Chief Executive Officer is the most appropriate structure at this time as it provides an effective balance between oversight of management and day-to-day leadership. The Board may, at a future date, combine the Chairman of the Board and Chief Executive Officer roles if the Board determines that such a leadership structure would be more beneficial.

What role does our Board play in the oversight of risk management?

Our Board implements its risk oversight function both as a whole and through its Committees. Our Board and the Committees to which it has delegated responsibility conduct risk assessments and discuss identified risks and how to eliminate or mitigate such risks.

Our Board and its Committees oversee risks associated with their respective principal areas of focus, as summarized below. All Committees report to the full Board as appropriate, including when a matter rises to the level of a material risk.

Board/Committee	Primary Areas of Risk Oversight
Full Board

Strategic, financial and execution risks associated with annual operating and long-term strategic plans, major litigation and other current matters that may present material risk to our operations, plans, prospects or reputation.

Audit Committee	Risks relating to our financial statements, financial reporting process, accounting, legal matters, cybersecurity, and regulatory exposure.

Compensation Committee	Risks related to our compensation structure and benefits plan administration.

Corporate Governance and Nominating Committee	Risks relating to our corporate governance policies and programs and succession planning.

While our Board and its Committees oversee our risk management, our management is responsible for day-to-day risk management. Management communicates with our Board and its Committees on any material risks and how they are being managed.

How can you communicate with our Board?

Stockholders and other interested parties may send communications to our Board or any Committee of the Board by writing to the Board or the Committee, c/o ClearPoint Neuro, Inc., Attn: Corporate Secretary, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075. The Corporate Secretary will distribute all stockholder and other interested party communications to the intended recipients and/or distribute to the entire Board, as appropriate.

In addition, stockholders and other interested parties may also contact the Chairman of the Board of Directors or the non-management directors as a group by writing to the Chairman of the Board of Directors, c/o ClearPoint Neuro, Inc., Attn: Corporate Secretary, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075. The Corporate Secretary will forward all stockholder and other interested party communications to the Chairman of the Board of Directors who will review and, if addressed to the non-management directors, distribute all stockholder and other interested party communications to the non-management directors as a group.

What are our complaint procedures?

Complaints and concerns about our accounting, internal accounting controls or auditing matters may be submitted to ClearPoint Neuro, Inc., Attention: Audit Committee Chair, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075. Alternatively, complaints and concerns about our accounting, internal accounting controls or auditing matters may be submitted, confidentially and anonymously, by calling our Whistleblower Hotline at (877) 778-5463 or by using our confidential web-based service at www.reportit.net.

What committees have been established by our Board?

Our Board currently has three standing Committees: the Audit Committee; the Compensation Committee; and the Corporate Governance and Nominating Committee.

What are the responsibilities of the Audit Committee?

Our Audit Committee currently consists of Messrs. Girin and Fletcher and Ms. Fallon. Ms. Fallon serves as the Chair of our Audit Committee.

The functions of the Audit Committee include:

•
overseeing the audit and other services of our independent registered public accounting firm and being directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm, who will report directly to the Audit Committee;
•
reviewing and pre-approving the engagement of our independent registered public accounting firm to perform audit services and any permissible non-audit services;
•
overseeing compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, as required;
•
reviewing our annual and quarterly financial statements and reports and discussing the financial statements and reports with our independent registered public accounting firm and management;
•
reviewing and approving all related person transactions pursuant to our Related Party Transactions Policy;
•
reviewing with our independent registered public accounting firm and management significant issues that may arise regarding accounting principles and financial statement presentation, as well as matters concerning the scope, adequacy and effectiveness of our internal control over financial reporting;
•
overseeing the process by which our management team identifies and assesses our cybersecurity risk management processes and procedures;
•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters; and
•
preparing the Audit Committee report for inclusion in our proxy statement for our annual meeting.

Our Board has determined that Mr. Fletcher is an audit committee financial expert within the meaning of SEC rules. Furthermore, our Board has determined that all the members of the Audit Committee satisfy the independence, experience and other requirements established by the Nasdaq Marketplace Rules, which were adopted by the Company. Our Audit Committee met five times during 2024. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee. A copy of the charter for our Audit Committee is posted on our website at www.clearpointneuro.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

What are the responsibilities of the Compensation Committee?

Our Compensation Committee currently consists of Dr. Liau, Ms. Johnson and Mr. Richards. Ms. Johnson serves as the Chair of our Compensation Committee.

The functions of the Compensation Committee include:

•
determining the compensation and other terms of employment of our Chief Executive Officer and other executive officers and reviewing and recommending to the Board our performance goals and objectives relevant to such compensation;
•
administering and implementing our incentive compensation plans and equity-based plans, including approving option grants, restricted stock awards and other equity-based awards;
•
evaluating and recommending to our Board the equity incentive compensation plans, equity-based plans and similar programs advisable for us, as well as modifications or terminations of our existing plans and programs;
•
reviewing and approving the terms of any employment-related agreements, severance arrangements, change-in-control and similar agreements/provisions, and any amendments, supplements or waivers to the foregoing agreements, with our Chief Executive Officer and other executive officers;
•
to the extent required, reviewing and discussing disclosures related to our compensation policies and practices included in our annual report and proxy statement with management and determining whether to recommend to our Board of Directors the inclusion of such analysis in the annual report and proxy statement; and
•
to the extent required, preparing a report on executive compensation for inclusion in our proxy statement for our annual meeting.

Each member of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, or the “Code.” Furthermore, our Board has determined that Dr. Liau, Ms. Johnson and Mr. Richards each satisfy the independence standards for compensation committees established by the Nasdaq Marketplace Rules. Our Compensation Committee met four times during 2024. A copy of the charter for our Compensation Committee is posted on our website at www.clearpointneuro.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

With respect to non-employee director compensation, our Compensation Committee is responsible for reviewing the compensation paid to members of the Board and recommending modifications to director compensation that the Compensation Committee determines are appropriate and advisable to the Board for its approval from time to time. In this regard, the Compensation Committee may request from time to time that an external compensation consultant provide the status of the Board’s compensation in relation to other similarly situated companies.

In determining compensation for our executive officers, the Compensation Committee typically considers, but is not required to accept, the recommendations of our Chief Executive Officer regarding the performance and proposed base salary and bonus and equity awards for the other executive officers, as well as himself. The Compensation Committee may also request the assistance of our Chief Financial Officer in evaluating the financial, accounting and tax implications of various compensation awards paid to the executive officers. However, our Chief Financial Officer does not determine the amounts or types of compensation paid to the executive officers. The Compensation Committee also considers input from its external compensation consultant as discussed below. Our Chief Executive Officer and certain of our other executive officers may attend Compensation Committee meetings, as requested by the Compensation Committee. None of our executive officers, including our Chief Executive Officer, attend any portion of the Compensation Committee meetings during which the executive officer’s compensation is established and approved.

Our Compensation Committee also has the authority to engage its own external compensation consultant as needed and engaged Haigh & Company as an independent consultant in 2024. We conducted a conflict of interest assessment for Haigh & Company, which verified, in our Compensation Committee’s judgment, Haigh & Company’s independence and that no conflicts of interest existed.

During 2024, Haigh & Company provided benchmarking data for the executive officers and senior leadership team. The data included information on the type and level of compensation provided by peer companies for various positions. The data was considered by the Compensation Committee and informed its actions with respect to salary and bonus for the Company's executive officers and senior leadership team.

What are the responsibilities of the Corporate Governance and Nominating Committee?

Our Corporate Governance and Nominating Committee currently consists of Messrs. Fletcher and Richards and Ms. Fallon. Mr. Richards serves as the Chair of our Corporate Governance and Nominating Committee.

The functions of the Corporate Governance and Nominating Committee include:

•
evaluating director performance on the Board and applicable Committees of the Board;
•
interviewing, evaluating, nominating and recommending individuals for membership on our Board;
•
evaluating nominations by stockholders of candidates for election to our Board;
•
evaluating Chief Executive Officer performance with the Chairman of our Board;
•
reviewing compliance with the ClearPoint Neuro, Inc. Executive Officer and Director Stock Ownership Guidelines;
•
reviewing and recommending to our Board any amendments to our corporate governance documents; and
•
making recommendations to the Board regarding management succession planning.

Our Board has determined that Messrs. Fletcher and Richards and Ms. Fallon each satisfy the independence standards for corporate governance and nominating committees established by the Nasdaq Marketplace Rules. The Corporate Governance and Nominating Committee met five times during 2024. A copy of the charter for our Corporate Governance and Nominating Committee is posted on our website at www.clearpointneuro.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

When evaluating director candidates, the Corporate Governance and Nominating Committee may consider several factors, including relevant experience, education, independence, and commitment. The Corporate Governance and Nominating Committee will also consider diversity in their assessment of potential candidates, including diversity of personal background, professional experience, qualifications and skills. The Corporate Governance and Nominating Committee makes a recommendation to the full Board as to any person it believes should be nominated by our Board, and our Board determines the nominees after considering the recommendation and report of the Corporate Governance and Nominating Committee. During 2024, the Corporate Governance and Nominating Committee did not engage any third party to assist it in identifying or evaluating nominees for election to our Board.

Any director or executive officer of the Company may recommend a candidate to the Corporate Governance and Nominating Committee for its consideration. The Corporate Governance and Nominating Committee will also consider nominees to our Board recommended by stockholders if stockholders comply with the advance notice requirements in our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver timely written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act (including such person’s written consent to being named in a proxy statement as a nominee and to serving as a director, if elected); a written representation and agreement by the nominee regarding voting commitments, certain compensation arrangements and compliance with our applicable policies and guidelines for directors; and a questionnaire completed and signed by the nominee.

Additionally, the notice must include certain other information, including: the name and address of the stockholder delivering the notice as it appears on our books; the class and number of shares owned beneficially and of record by such stockholder; information about derivative instruments beneficially owned by such stockholder and any opportunity to profit or share in any profit derived from any increase or decrease in the value of the shares of our stock; any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder has a right to vote any shares of our stock; any short interest in any of our securities held by such stockholder; any rights to dividends on shares of our stock owned beneficially or of record by such stockholder that are separated or separable from the underlying shares of stock; any proportionate interest in shares of our stock or derivative instruments held by a general or limited partnership in which such stockholder is, or owns a beneficial interest in, the general partner; any performance-related fees to which such stockholder is entitled based on the value of our securities; any arrangement or understanding between such stockholder and the proposed nominee; whether such stockholder intends to deliver a solicitation notice, as more fully described in our bylaws; whether such stockholder intends to appear at the meeting; and a certification that such party has complied will all applicable law. The foregoing summary does not include all requirements a stockholder must satisfy in order to nominate a candidate to our Board. Stockholders who wish to recommend a nominee to our Board should carefully read our bylaws, which are available at the “Investors” tab of our website at www.clearpointneuro.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Stockholder nominations for our 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) must be submitted in accordance with the deadlines set forth under the caption “STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING” located on page 52 of this Proxy Statement. Stockholder nominations should be sent to ClearPoint Neuro, Inc., Attn: Corporate Secretary, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075.

DIRECTOR COMPENSATION

The following table and accompanying footnotes set forth information with respect to the compensation of our non-employee directors in 2024.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($) (1)		All Other Compensation ($)	Total ($)

R. John Fletcher	92,204	(2)	134,995	(3)	—	227,616
Lynnette C. Fallon	67,500		134,995	(3)	—	202,494
Pascal E.R. Girin	53,417	(4)	134,995	(3)	—	192,654
B. Kristine Johnson	55,000		134,995	(3)	—	189,994
Matthew B. Klein	40,000		134,995	(3)	—	174,994
Linda M. Liau	47,344	(5)	134,995	(3)	—	182,494
Timothy T. Richards	58,962	(6)	134,995	(3)	—	194,751

(1)
These amounts do not represent cash compensation paid to the named individuals. These non-cash amounts represent the aggregate grant date fair value of the restricted stock units as computed in accordance with the FASB Accounting Standards Board's ("FASB") Accounting Standards Codification ("ASC") Topic 718. For a discussion of the assumptions made in the valuation of the awards, see the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Critical Accounting Estimates–Share-Based Compensation” and Note 2 to the audited financial statements included our Annual Report on Form 10-K for the year ended December 31, 2024.
(2)
Under our Non-Employee Director Compensation Plan, Mr. Fletcher elected to receive 2,812 shares of our common stock in lieu of cash fees totaling $22,829.
(3)
In accordance with the Non-Employee Director Compensation Plan, this reflects the grant on May 16, 2024 of 21,093 restricted share units to each non-employee director under the Fifth Amended and Restated 2013 Incentive Compensation Plan. Subject to the director’s continued service, the restricted share unit awards vest on the earlier of May 16, 2025 or the day immediately preceding the next annual meeting of stockholders after the 2024 annual meeting. The Company’s closing common share price on May 16, 2024 was $6.40.
(4)
Under our Non-Employee Director Compensation Plan, Mr. Girin elected to receive 3,352 shares of our common stock in lieu of cash fees totaling $26,542.
(5)
Under our Non-Employee Director Compensation Plan, Dr. Liau elected to receive 1,443 shares of our common stock in lieu of cash fees totaling $11,719.
(6)
Under our Non-Employee Director Compensation Plan, Mr. Richards elected to receive 5,429 shares of our common stock in lieu of cash fees totaling $44,087.

We adopted the 2013 Non-Employee Director Equity Incentive Plan (“DEIP”) in December 2013 to enable us to attract, retain and motivate non-employee directors of outstanding ability through the granting of stock-based awards. Of the 14,250 shares of common stock that were eligible for issuance pursuant to awards made under the DEIP, 2,500 shares of common stock were subject to options outstanding as of December 31, 2024, with a weighted average exercise price of $41.60 per share and expiring in June 2025. Although the DEIP remains in effect and options under the DEIP remain outstanding, stock-based awards to our non-employee directors are being issued under the 2013 Incentive Compensation Plan.

In 2019, PTC Therapeutics, Inc. invested $4 million in the Company and acquired 1,290,323 shares of our common stock in our private placement. In connection with this transaction, PTC received a contractual right to designate a nominee to our Board which shall continue until the date as of which PTC owns less than 500,000 shares of the Company’s Common Stock. Since April 2020, Dr. Klein, PTC’s current Chief Executive Officer and President, has been PTC’s designated director on our Board. Other than as described above with respect to Dr. Klein, there are no arrangements between any director or director nominee and any person or entity other than the Company relating to the compensation or other payment in connection with the director or nominee’s candidacy or service.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Has the Audit Committee selected our independent registered public accounting firm for 2025?

The Audit Committee appointed Cherry Bekaert LLP as our independent registered public accounting firm to audit and express an opinion on our financial statements for the fiscal year ending December 31, 2025.

Is stockholder approval required for the appointment of our independent registered public accounting firm for 2025?

Stockholder ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm is not required by our bylaws or other governing documents. The Board is submitting the appointment of Cherry Bekaert LLP to our stockholders for ratification as a matter of good corporate governance. However, the Audit Committee is not bound by a vote either “FOR” or “AGAINST” the proposal. The Audit Committee will consider a vote “against” Cherry Bekaert LLP by our stockholders in selecting our independent registered public accounting firm in the future. Even if our stockholders do ratify the appointment, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interest of us and our stockholders.

Will representatives of Cherry Bekaert LLP attend the Annual Meeting?

Representatives of Cherry Bekaert LLP are not expected to be present at the Annual Meeting.

What fees were paid to our independent registered public accounting firm in 2023 and 2024?

The following table sets forth the aggregate fees billed to us for audit and other services rendered by Cherry Bekaert LLP, our independent registered public accounting firm, for the years ended December 31, 2023 and 2024.

Year	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees	Total Fees

2023	$261,065	—	—	—	$261,065
2024	$261,450	—	—	—	$261,450

(1)
“Audit Fees” consist of fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements. “Audit Fees” also include fees for services provided in connection with other statutory or regulatory filings or engagements, such as consents and review of documents filed with the SEC.
(2)
“Audit-Related Fees” consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported as “Audit Fees.”
(3)
“Tax Fees” consist of fees for professional services provided in connection with tax compliance, tax advice and tax planning, including tax return preparation.

How does the Audit Committee pre-approve services provided by our independent registered public accounting firm?

Applicable SEC rules require the Audit Committee to pre-approve audit and non-audit services provided by our independent registered public accounting firm. In 2010, our Audit Committee began pre-approving all services by our independent registered public accounting firm and has pre-approved all new services since that time, including, without limitation, all of the services referenced in the table above for 2023 and 2024. The Audit Committee does not delegate its responsibilities under the Exchange Act to our management. The Audit Committee has delegated to the Chair of the Audit Committee the authority to grant pre-approvals of audit services of up to $25,000, provided that any such pre-approvals are required to be presented to the full Audit Committee at its next scheduled meeting.

How many votes are needed to approve Proposal No. 2?

Approval of the proposal to ratify the appointment of Cherry Bekaert LLP requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (assuming a quorum of a majority of the outstanding shares of common stock is present). However, the Audit Committee is not bound by a vote either “FOR” or “AGAINST” the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD (1)

Management is responsible for: the preparation, presentation and integrity of our financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or “PCAOB,” and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee has reviewed and discussed with our management and our independent registered public accounting firm, Cherry Bekaert LLP, the audited financial statements of the Company for 2024, including the quality and acceptability of our financial reporting and controls; has discussed with Cherry Bekaert LLP matters required to be discussed by PCAOB standards; has received the written disclosures and the letter from Cherry Bekaert LLP required by the applicable requirements of the PCAOB regarding its communications with the Audit Committee concerning independence; and has discussed with Cherry Bekaert LLP their independence from the Company.

Based upon the Audit Committee’s review and discussions with our management and Cherry Bekaert LLP, subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the charter of the Audit Committee, the Audit Committee recommended that our Board include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC.

The Audit Committee has also recommended the reappointment of our independent registered public accounting firm, Cherry Bekaert LLP.

Audit Committee
Lynnette C. Fallon, Chair
R. John Fletcher
Pascal E.R. Girin

(1) The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

PROPOSAL NO. 3

ADVISORY (NON-BINDING) VOTE TO

APPROVE EXECUTIVE COMPENSATION

How often is an advisory (non-binding) vote to approve executive compensation held?

At our 2019 Annual Meeting of Stockholders, our stockholders expressed their preference for an annual advisory (non-binding) vote to approve executive compensation. Accordingly, the Board determined that, every year until the next vote on the frequency of such advisory vote, the Company would hold a vote to approve the executive compensation of our named executive officers on an advisory basis. In accordance with Section 14A of the Exchange Act and as a matter of good corporate governance, the Board is asking our stockholders to vote on an advisory resolution to approve the compensation of our named executive officers as disclosed in this Proxy Statement. Accordingly, the following non-binding advisory resolution is being submitted to our stockholders for approval at the Annual Meeting:

RESOLVED, that the stockholders of ClearPoint Neuro, Inc. approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in the Proxy Statement for the Company’s 2025 Annual Meeting of Stockholders.

How is executive compensation determined?

The compensation of our named executive officers is designed to tie a significant percentage of an executive’s compensation to the attainment of financial and other performance measures that the Board believes promote the creation of long-term stockholder value and position the Company for long-term success. As described more fully in the “Executive Compensation” section of the Proxy Statement, the mix of fixed and performance-based compensation, the terms of long-term incentive awards and the terms of executives’ employment agreements are designed to enable the Company to attract, motivate and retain key executives crucial to our long-term success while, at the same time, creating a close relationship between performance and compensation. The Compensation Committee and the Board believe that the design of the current compensation practices, and hence the compensation awarded to our named executive officers under the current compensation practices, fulfills this objective.

The Compensation Committee, with support from our external compensation consultant, develops and administers our executive compensation program. The Compensation Committee bases compensation on scope of responsibility, market data from peer companies, and individual performance. The Compensation Committee considers an executive officer’s scope of duties and responsibilities to establish a compensation scheme that is both competitive and equitable, and promotes the executive officer’s long term engagement and high performance. Each year, the Compensation Committee, with support from our external compensation consultant, identifies a group of peer companies comparable in size, organizational structure, and complexity, and considers such market compensation when setting each component of compensation for our executive officers. The Compensation Committee also considers each individual executive officer’s contribution towards the Company’s annual performance plan goals which are set in advance and approved by our Board.

How many votes are needed to approve Proposal No. 3?

To be approved on an advisory (non-binding) basis, this matter must receive the affirmative vote of the majority of the shares of the Company’s common stock present at the Annual Meeting or by proxy and entitled to vote on the matter. Although the vote is non-binding, the Board and the Compensation Committee will review the voting results and take them into consideration in connection with their ongoing evaluation of the Company’s compensation practices and when making future decisions regarding executive compensation. In 2024, approximately 95% of our stockholders who cast votes (excluding abstentions and broker non-votes) voted in favor of the compensation of our named executive officers.

What does the Board recommend?

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL NO. 4

ADVISORY (NON-BINDING) VOTE on the Frequency of

Future Advisory Votes on Executive COMPENSATION

Pursuant to Section 14A of the Exchange Act, the Board is asking our stockholders to vote on whether future advisory votes on executive compensation of the nature reflected in Proposal No. 3 above should occur every year, every two years or every three years. At our 2019 Annual Meeting of Stockholders, our stockholders expressed their preference that an advisory (non-binding) vote to approve executive compensation occur every year.

The Board believes that the most appropriate policy for the Company at this time is to continue to hold an advisory vote on executive compensation every year and therefore recommends that stockholders vote for future advisory votes on executive compensation to occur every year. The Board believes that giving our stockholders the right to cast an advisory vote every year on approval of the compensation of our named executive officers is a good corporate governance practice and is in the best interests of our stockholders, by allowing our stockholders to provide us with their input on our executive compensation practices as disclosed in our proxy statement every year.

This advisory vote to set the frequency of future advisory votes on executive compensation is non-binding on the Board. Stockholders are able to select one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. Although non-binding, the Board and its Compensation Committee will carefully review and consider the voting results. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in future years choose to conduct advisory votes on a more or less frequent basis and may change its practice and policies based on additional factors.

How many votes are needed to approve Proposal No. 4?

The frequency that receives the highest number of votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon shall be approved under this Proposal No. 4. Although the vote is non-binding, the Board and the Compensation Committee will review the voting results and take them into consideration in connection with their ongoing evaluation of the Company’s compensation practices and when making future decisions regarding executive compensation.

What does the Board recommend?

THE BOARD RECOMMENDS A VOTE FOR “ONE YEAR” FOR PROPOSAL NO. 4.

PROPOSAL NO. 5

APPROVAL OF THE AMENDED AND RESTATED

2021 EMPLOYEE STOCK PURCHASE PLAN

We are asking our stockholders to approve our Amended and Restated 2021 Employee Stock Purchase Plan (the “ESPP”). The ESPP was adopted by our Board and also approved by our stockholders and has been effective since July 1, 2021. On March 23, 2025, the Board’s Compensation Committee and the Board approved an amendment to the ESPP which increases the number of common shares reserved for the ESPP from 400,000 to 700,000 (the “Amendment”). This requested increase in shares will become effective only upon stockholder approval of this Amendment.

The reason for the Amendment is that, as of April 9, 2025, there are only 138,998 shares available for future issuance under the ESPP. It is anticipated that the Amendment would enable the ESPP to continue to be able to issue shares until 2029. The Amendment’s increase in shares represents approximately 1% percent of our outstanding common shares on a fully diluted basis. If the Amendment is not approved then it is expected that the ESPP would run out of shares by 2026. In conjunction with such proposed Amendment, the ESPP includes other administrative, conforming and miscellaneous changes as are necessary and consistent with applicable tax rules, regulations and laws.

The ESPP is a benefit the Company makes broadly available to the employees of the Company and its participating subsidiaries that provide them with an option to purchase shares of the Company’s common stock at a discount. The ESPP helps the Company attract, motivate and retain highly qualified employees and promotes employee stock ownership, which further aligns employees’ interests with those of our stockholders. The Board believes that the ESPP is an important component of the Company’s total employee benefit package and that it is in the best interest of the Company and its stockholders that our stockholders approve the Amendment. Without stockholder approval of the Amendment, the Board believes the Company’s ability to continue to attract and retain talent would be hampered, and the Company’s recruiting, retention and incentive efforts would become more difficult.

The following summary description of the ESPP (which reflects the terms of the Amendment) is qualified in its entirety by reference to the full text of the ESPP (as amended), which is attached hereto as Appendix A. Capitalized terms not otherwise defined in this Proposal No. 5 shall have the meanings set forth in the ESPP.

Eligible Participants

Any employee of the Company or of its participating subsidiaries is eligible to participate in the ESPP, however the Company may exclude certain employees as permitted under Section 423 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). The ability to participate in the ESPP ends automatically upon any termination of employment with the Company or its subsidiaries. Additionally, a participant may voluntarily elect to withdraw from the ESPP. There were approximately 96 employees (including all of our named executive officers) eligible to participate in the ESPP as of March 24, 2025.

Common Shares Subject to the ESPP

The ESPP provides that a maximum total of 700,000 shares of common stock may be issued pursuant to the ESPP. The ESPP provides that all participating employees will receive from the Company options to purchase Company common shares at discount in accordance with the terms of the ESPP.

Administration

The ESPP is administered by the Compensation Committee of the Board although the Board may also serve as administrator. The Compensation Committee is vested with authority to make, administer and interpret such rules and regulations as it deems necessary to administer the ESPP, and any determination, decision or action of the Compensation Committee in connection with the construction, interpretation, administration or application of the ESPP will be final and binding on all persons. The Compensation Committee generally has the authority to modify the default provisions and terms of the ESPP including those described in this Proposal No. 5.

Enrollment and Payroll Deductions

Eligible employees participate by timely completing, signing and delivering an authorization form provided by the Company to have a whole number percentage of their regular and reoccurring cash compensation (including, but not limited to, sales commissions, but excluding any overtime pay or shift differentials, annual cash incentive compensation, and annual cash bonuses, and further excluding extraordinary cash items, all non-cash items, moving or relocation allowances, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, payments for or related to equity compensation, and any similar items) up to a maximum of 15% such compensation withheld during the applicable purchase period for the purpose of using such accumulated deductions to purchase common shares at the end of the purchase period. A purchase right entitles the participant to purchase the whole number of shares of common stock obtained by dividing the participant's payroll deductions for each purchase period by the purchase price in effect (which includes the discount) for that purchase period.

Offering Periods and Purchase of Shares

The ESPP makes shares available for purchase pursuant to offering periods which consist of four six-month purchase periods. Each offering period and each purchase period will commence on January 1 and July 1 and end on June 30 and December 30 of each six month period following commencement of such offering period or purchase period, respectively.

Effective on the first day of each offering period, as determined at the end of the respective purchase period, a participating employee may purchase up to that number of common shares determined by a fraction the numerator of which is the amount of the contribution level for such employee multiplied by such employee’s compensation during the purchase period and the denominator of which is eighty-five percent (85%) of the lower of (a) the Fair Market Value on the offering date or (b) the Fair Market Value on the purchase date, but in no event less than the par value of a share. However, no otherwise eligible employee shall be granted an option under the ESPP (i) if, immediately after the grant, the employee would own stock and options possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or (ii) if the grant would cause his or her rights to purchase stock under all employee stock purchase plans of the Company to apply to shares of Common Stock having a fair market value of $25,000 or more for the calendar year in which such option is outstanding at any time. Additionally, the ESPP provides that no event will a participant be permitted to purchase more than 3,500 shares during any one purchase period and the Compensation Committee may modify this maximum number in its discretion. The last sales price of our common stock on December 31, 2024 and March 24, 2025, the record date of the Annual Meeting, as reported on the Nasdaq Capital Market, was $15.38 and $13.78 per share, respectively.

Disposition of Shares acquired under the ESPP

Subject to applicable laws and Company policies, participants may freely sell shares acquired pursuant to the ESPP. However, a participant is required to give the Company written notice enumerating the number of shares transferred if such participant disposes of shares acquired pursuant to the ESPP within (i) two years after the date of grant of the applicable option or (ii) one year after the transfer of the shares to such participant.

Assignability

Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the ESPP may be assigned, transferred or availed of by any other person.

Amendment and Termination of the ESPP

The ESPP will terminate on the earlier of (i) the date when all of the common shares reserved for the ESPP have been issued, (ii) the date the ESPP is terminated by the Compensation Committee or Board, or (iii) December 30, 2031. The Compensation Committee may at any time alter, suspend or discontinue the ESPP. However, the Compensation Committee may not, without stockholder approval, (a) increase the number of shares issuable under the ESPP, (b) alter the purchase price formula so as to reduce the purchase price or (c) modify the requirements for eligibility to participate in the ESPP.

Change of Control

In the event of a Corporate Transaction (which generally means a change of control of the Company), each outstanding right to purchase common shares will be assumed or an equivalent option will be substituted by the successor corporation. In the event that the successor corporation refuses to assume or substitute for the purchase right, the offering period with respect to which such purchase right relates will be shortened by setting a new purchase date (the “New Purchase Date”) and will end on the New Purchase Date. The

New Purchase Date will occur on or prior to the consummation of the Corporate Transaction, and the Plan will terminate on the consummation of the Corporate Transaction.

Applicable Law.

The ESPP is governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

U.S. Federal Income Tax Consequences

The following is a brief summary, as of March 1, 2025, of the principal United States Federal income taxation consequences to the Company and participants subject to U.S. taxation with respect to participation in the ESPP. This summary is not intended to be exhaustive and does not address the income tax laws of any city, state, or foreign jurisdiction in which a participant may reside.

The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Code section 423 which can provide for favorable income tax treatment for the participants in the ESPP. Under such an arrangement, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until either there is a sale or other disposition of the shares of common stock acquired under the ESPP.

If a participant in the ESPP disposes of shares before the end of certain holding periods (i.e., the later of one year after the option exercise date on which the shares were acquired under the ESPP or two years after the option’s grant date), he or she will generally recognize ordinary income in the year of disposition in an amount equal to the difference between the aggregate fair market value of the shares on the exercise date minus the total purchase price paid for the shares. In such case, the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to such excess amount. The participant also will recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with the acquisition of the shares.

If a disposition of shares does not occur until after the expiration of both of the applicable holding periods, the participant will generally recognize ordinary income in the year of disposition equal to the lesser of (a) the original discount on the shares or (b) the excess of the Fair Market Value of such shares on the date of disposition over the price paid by the participant on the purchase date. Any additional gain upon the disposition will be taxed as a long-term capital gain. The Company generally will not be entitled to an income tax deduction if the disposition of the shares occurs after the expiration of the applicable holding periods.

New Plan Benefits

The benefits to be received by our executive officers, directors and employees as a result of the proposed approval of the Amendment to the ESPP are not determinable, since the amounts of future purchases by participants are based on elective participant contributions and on the fair market value of the shares at various future dates. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the ESPP. No purchase rights have been granted, and no shares of common stock have been issued, with respect to the additional 300,000 share allocation for which stockholder approval is sought under this Proposal No. 5.

The following table sets forth the number of shares purchased by each of our named executive officers and the various indicated groups below during the fiscal year ended December 31, 2024.

Name and Position	Dollar Value ($) (1)	Number of Shares Purchased Under Employee Stock Purchase Plan in 2024 (#)

Joseph M. Burnett, Chief Executive Officer	$16,030	3,500
Danilo D'Alessandro, Chief Financial Officer	$17,591	3,892
Jeremy L. Stigall, Chief Business Officer	$17,167	3,751
Executive Group	$57,852	12,664
Non-Executive Director Group (2)	$-	-
Non-Executive Officer Employee Group	$385,119	84,429

(1)
The dollar value represents the purchase price the employee paid to acquire the shares, which is eighty-five percent (85%) of the lower of (a) the Fair Market Value on the offering date or (b) the Fair Market Value on the purchase date.
(2)
Directors who are not Company employees are not eligible to participate in the ESPP.

The following table sets forth, as of March 24, 2025, the number of shares purchased by each of our named executive officers and the various indicated groups below since the inception of the ESPP.

Name and Position	Dollar Value ($) (1)	Number of Shares Purchased Under Employee Stock Purchase Plan (#)

Joseph M. Burnett, Chief Executive Officer	$69,512	10,166
Danilo D'Alessandro, Chief Financial Officer	$64,691	10,117
Jeremy L. Stigall, Chief Business Officer	$67,776	10,257
All current executive officers as a group	$215,842	33,233
All current non-executive directors as a group(2)	$-	-
Nominees for election as directors (2)	$-	-
Associates of any such directors, executive officers or nominees	$-	-
Each other person who received or is to receive 5% of such options, warrant or rights	$-	-
Employees other than executive officers as a group	$1,435,164	227,769
(1)
The dollar value represents the purchase price the employee paid to acquire the shares, which is eighty-five percent (85%) of the lower of (a) the Fair Market Value on the offering date or (b) the Fair Market Value on the purchase date.
(2)
Directors who are not Company employees are not eligible to participate in the ESPP.

How many votes are needed to approve Proposal No. 5?

Approval of the Amendment to the ESPP requires the affirmative vote of a majority of the shares present at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote.

What does the Board recommend?

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 5.

PROPOSAL NO. 6

APPROVAL OF THE SIXTH AMENDED AND RESTATED 2013 INCENTIVE COMPENSATION PLAN

General

We are asking our stockholders to approve a restatement of our Fifth Amended and Restated 2013 Incentive Compensation Plan. Our 2013 Incentive Compensation Plan was originally adopted by our Board in March 2013 and approved by our stockholders in June 2013. In March 2015, our Board adopted the Amended and Restated 2013 Incentive Compensation Plan, which was approved by our stockholders on June 4, 2015. In March 2017, our Board adopted the Second Amended and Restated 2013 Incentive Compensation Plan, which was approved by our stockholders on October 3, 2017. In April 2020, our Board adopted the Third Amended and Restated 2013 Incentive Compensation Plan, which was approved by our stockholders on June 2, 2020. In March 2022, our Board adopted the Fourth Amended and Restated 2013 Incentive Compensation Plan, which was approved by our stockholders on May 24, 2022. In March 2024, our Board adopted the Fifth Amended and Restated 2013 Incentive Compensation Plan (the “Existing Plan”), which was approved by our stockholders on May 15, 2024. On March 23, 2025, our Board adopted, subject to stockholder approval, a Sixth Amended and Restated 2013 Incentive Compensation Plan (the “Amended Plan”) to increase the number of shares of our common stock available for awards under the Existing Plan and to make other administrative, conforming and miscellaneous changes.

The Existing Plan will remain in place for the issuance of equity compensation awards unless and until Company stockholders approve the Amended Plan. If stockholders approve the Amended Plan at the Annual Meeting, then the Amended Plan, and not the Existing Plan, will be used to govern equity compensation awards that are granted after the Annual Meeting. If stockholders do not approve the Amended Plan at the Annual Meeting, then the Amended Plan will not become operative and instead the Existing Plan will remain in place as is and awards will continue to be granted under the Existing Plan subject to its maximum share limit and expiration date. Regardless of whether the Amended Plan is approved, awards that were granted under the Existing Plan shall continue to remain outstanding pursuant to the terms and conditions of the Existing Plan and the applicable award agreement.

Reasons for the Amended Plan

The primary change proposed in the Amended Plan is to increase the number of shares of our common stock available for awards under the Amended Plan by 700,000 shares. In conjunction with such proposed change, the Amended Plan includes other administrative, conforming and miscellaneous changes as are necessary and consistent with applicable tax rules, regulations and laws.

The Board believes that equity-based compensation is a vital component of our compensation program and that equity-based awards under the Amended Plan will be instrumental in attracting, motivating and retaining talented employees, consultants and directors. The availability of equity-based awards not only increases focus on the creation of stockholder value, but also enhances retention and generally provides increased motivation to contribute to the future success of the Company. At present, we are authorized to grant equity-based awards under the Existing Plan for up to 6,106,250 shares of common stock. As of the close of business on March 24, 2025, we had granted awards, net of awards that were terminated subsequent to their grant, under the Existing Plan with respect to a total of 5,396,887 shares of common stock. As a result, as of March 24, 2025, there were 709,363 remaining shares of common stock available for future awards under the Existing Plan. The Company’s growth trajectory requires it to have a flexible and dynamic equity incentive plan, and as the Company continues to grow, the corresponding demand for equity compensation will also need to grow. It is important for the Company to proactively address this need to ensure that it is well-positioned to meet the requirements of an expanding team. The proposed increase in shares will allow the Company to continue to grant equity awards to new hires, promote employee retention, and continue to build a highly motivated work force that is dedicated to driving Company long term strategic goals. If the Amended Plan is not approved, we may not have sufficient shares to continue to grant equity-based compensation to meet the needs of our expanding team, strengthen the commitment of our employees, consultants and directors to our welfare, and to further promote an identity of interest between our key service providers and our stockholders. In addition, if the Amended Plan is not approved, we could be forced to increase cash compensation, which will reduce the resources that we have allocated to meeting our business needs and objectives. Accordingly, our Board believes that approval of the Amended Plan is critical. Although the additional shares under the Amended Plan represent a critical increase in the number of authorized shares under the Existing Plan, the additional shares constitute only 3% of the shares of common stock that were outstanding (on a fully diluted basis) as of March 24, 2025. Our Board believes this number represents reasonable potential equity dilution and provides a significant incentive for employees, consultants and directors to increase our value for all stockholders. The additional 700,000 shares under the Amended Plan are expected to provide us with a sufficient number of available shares of common stock to make awards under the Amended Plan for approximately the next year.

Summary of the Amended Plan

The following is a summary of the material terms of the Amended Plan and is qualified in its entirety by reference to the Amended Plan. A copy of the Amended Plan is attached to this Proxy Statement as Appendix B.

Eligibility. Awards may be granted under the Amended Plan to employees (including officers) and non-employee directors of the Company or any of our subsidiaries or other affiliates, and to any individual who is an advisor, consultant or other provider of services to us or any of our subsidiaries or other affiliates. Only our employees or those of any of our subsidiaries are eligible to receive incentive stock options (as defined by Internal Revenue Code (“Code”) Section 422). There were approximately 110 employees (including all of our named executive officers and all of our non-employee directors) eligible to participate in the Amended Plan as of March 24, 2025.

Administration, Term, Amendment and Termination. The Board’s Compensation Committee has the power and authority to administer the Amended Plan. The Compensation Committee has the authority to interpret the terms and intent of the Amended Plan, determine eligibility for and terms of awards for participants and make all other determinations necessary or advisable for the administration of the Amended Plan.

The Compensation Committee may amend, suspend or terminate the Amended Plan at any time with respect to any shares of common stock as to which awards have not been made. However, no amendment may be made (a) without the approval of our stockholders, if the amendment would increase the total number of shares reserved for the purposes of the Amended Plan or change the maximum number of shares for which awards may be granted to any participant (which does not include adjustments made by the Compensation Committee in the event of certain changes in our capitalization, as described below), or (b) without the consent of a participant, if the amendment would materially adversely impair any of the rights under any award granted to such participant under the Amended Plan; provided however, our Compensation Committee may amend the Amended Plan in such manner as it deems necessary to permit the granting of awards meeting the requirements of the Code or other applicable laws. If not terminated earlier, the Amended Plan shall terminate on the tenth anniversary of its approval by Company stockholders No new awards may be granted under the Amended Plan after its termination.

Types of Awards. Awards under the Amended Plan may be made in the form of: stock options; stock appreciation rights; stock awards; restricted share units; cash bonuses; or other stock-based awards granted under the Amended Plan; whether singly, in combination, or in tandem. Any of the foregoing awards may be made subject to attainment of performance goals over any applicable performance period based on performance goals set forth in the Amended Plan or other metrics. A brief summary of these Awards follows.

Stock Options. A stock option is the right to acquire shares at a fixed exercise price over a fixed period of time. The Committee will determine, among other terms and conditions, the number of shares covered by each stock option and the exercise price of the shares subject to each stock option, but such per share exercise price generally cannot be less than the fair market value of a share of our common stock on the date of grant of the stock option.

Stock options granted under the Amended Plan may be either incentive stock options (“ISO”) or non-qualified stock options (“NSO”). As required by the Code and applicable regulations, ISOs are subject to various limitations not imposed on NSOs. For example, the exercise price for any ISO granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of the common stock on the date of grant, and such ISO must expire no later than five years after the grant date. The aggregate fair market value (determined at the date of grant) of common stock subject to all ISOs held by a participant that are first exercisable in any single calendar year cannot exceed $100,000. ISOs may not be transferred other than upon death, or to a revocable trust where the participant is considered the sole beneficiary of the stock option while it is held in trust. A stock option granted under the Amended Plan generally cannot be exercised until it becomes vested. The Committee establishes the vesting schedule of each stock option at the time of grant. The maximum term for stock options granted under the Amended Plan may not exceed ten years from the date of grant although the Committee may establish a shorter period at its discretion. The exercise price of each stock option granted under the Amended Plan must be paid in full at the time of exercise, either with cash and/or shares or through a broker-assisted “cashless” exercise and sale program, or through another method approved by the Committee. The optionee must also make arrangements to pay any taxes that we are required to withhold at the time of exercise.

Stock Appreciation Rights (“SAR”). A SAR is the right to receive, upon exercise, an amount equal to the difference between the fair market value of the shares on the date of the SAR’s exercise and the aggregate exercise price of the shares covered by the exercised portion of the SAR. The Committee determines the terms of SARs, including the exercise price (provided that such per share exercise price cannot be less than the fair market value of a share of our common stock on the date of grant), the vesting and the term of the SAR. The maximum term for SARs granted under the Plan may not exceed ten years from the date of grant, subject to the discretion of the Committee to establish a shorter period. Settlement of a SAR may be in shares of common stock or in cash, or any combination thereof, as the Committee may determine.

Restricted Stock. A restricted stock award is the grant of shares of our common stock to a participant and such shares may be subject to a substantial risk of forfeiture until specific conditions or goals are met. The restricted shares may be issued with or without cash consideration being paid by the participant as determined by the Committee. The Committee also will determine any other terms and conditions of an award of restricted stock. In determining whether an award of restricted stock should be made, and/or the vesting schedule for any such award, the Committee may impose whatever conditions to vesting it determines to be appropriate. During the period of vesting, the participant will not be permitted to transfer the restricted shares but will generally have voting and dividend rights (subject to vesting) with respect to such shares.

Restricted Share Units. Restricted share units are the right to receive an amount equal to the fair market value of the shares covered by the restricted share unit at some future date after the grant. The Committee will determine all of the terms and conditions of an award of restricted share units, including the vesting period. Upon each vesting date of a restricted stock unit, a participant will become entitled to receive an amount equal to the number of shares indicated in the grant notice, or, if expressed in dollar terms, the fair market value of the shares on the settlement date. Payment for vested restricted share units may be in shares of common stock or in cash, or any combination thereof, as the Committee may determine. Settlement of vested restricted stock units will generally occur at or around the time of vesting but the Committee may permit a participant to defer such compensation until a later point in time. Restricted share units represent an unfunded and unsecured obligation for us, and a holder of a restricted share unit has no rights other than those of a general creditor.

Other Stock-Based Awards. The Committee may grant or sell Awards of shares, Awards of restricted shares and Awards that are valued in whole or in part by reference to (such as restricted share units), or are otherwise based on the Fair Market Value of, shares. Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more shares (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives.

Cash Awards. Cash awards may also be granted under the Amended Plan. The Committee shall have authority to determine the persons to whom cash bonuses under the Amended Plan shall be granted and the amount, terms and conditions of those cash bonuses. No cash bonus awarded pursuant to the Amended Plan shall be paid later than 2 ½ months after the end of the calendar year in which such bonus was earned.

Shares Subject to the Amended Plan. As of March 24, 2025, there were outstanding options with a weighted average exercise price of $7.48 per share and 709,363 remaining shares of common stock available for future awards under the Existing Plan (assuming all outstanding awards (which, including outstanding options, covers 925,115 shares) are ultimately fully settled with shares), which will increase by 700,000 shares under the Amended Plan if approved by our stockholders at the Annual Meeting. The total number of shares which may be issued under the Amended Plan, if approved by our stockholders, will then be 1,409,363, or the “Share Reserve.” Each share subject to an Award granted after March 24, 2025 will reduce the Share Reserve by one share. Notwithstanding any other provision of the Amended Plan to the contrary, a non-employee director of the Company may not be granted awards covering more than 60,000 shares of common stock in any calendar year. Any and all shares that may be subject to awards are authorized to be issued pursuant to incentive stock options. Shares issued under the Amended Plan may be authorized but unissued shares or treasury shares or reacquired shares. Any shares subject to awards that are cancelled, forfeited or settled in cash or that expire prior to exercise or otherwise without the delivery of shares, either in full or in part, shall again become available for issuance under the Amended Plan. However, shares subject to an Award under the Amended Plan shall not again be made available for issuance or delivery under the Amended Plan if such shares are (a) tendered or otherwise withheld or used in payment of an option, (b) delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

Adjustment of Shares Subject to Amended Plan. In the event of certain changes in our capitalization, the Compensation Committee will adjust, among other award terms, the number and kind of shares or property that may be delivered in connection with awards and the exercise price, grant price or purchase price relating to any award in such manner as the Compensation Committee determines to be necessary to prevent dilution or enlargement of the rights of participants.

Change of Control. Upon the occurrence of a change of control of the Company, the Compensation Committee may:

•
accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an award under the Amended Plan;
•
cancel such awards for fair value (as determined by the Compensation Committee);
•
provide for the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted under the Amended Plan, as determined by the Compensation Committee; or
•
provide that for a period of at least 10 days prior to the change of control, option awards will be exercisable as to all shares of common stock subject thereto and that upon the occurrence of the change of control, such awards will terminate and be of no further force or effect.

Nontransferability of Awards. Unless otherwise determined by the Compensation Committee, an award will not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution. An award exercisable after the death of a participant may be exercised by the legatees, personal representatives or distributees of the participant.

Prohibition on Repricing without Stockholder Approval. Notwithstanding anything in the Amended Plan to the contrary (other than adjustments made by the Compensation Committee in the event of certain changes in our capitalization, as described below), without the approval of our stockholders, the Compensation Committee may not (a) amend or replace any previously granted option or stock appreciation right in a transaction that constitutes a “repricing” under applicable rules or regulations, or (b) reduce the exercise price of outstanding options or stock appreciation rights or cancel outstanding options or stock appreciation rights in exchange for cash, other awards, or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights.

Substitute Awards. The Amended Plan also provides that substitute awards may be issued under the Amended Plan in assumption of or substitution for or exchange for awards previously granted by an entity which we (or an affiliate) acquire.

Termination of Employment, Death or Disability. The Amended Plan or Award agreement generally determines the effect of the termination of employment on awards, which determination may be different depending on the nature of the termination, such as terminations due to cause, resignation, death, or disability and the status of the award as vested or unvested, unless the Award agreement or a participant’s employment agreement or other agreement provides otherwise.

Dividends and Dividend Equivalents. Any dividend equivalents distributed under the Existing Plan will not count against the Existing Plan’s maximum share limit. The Existing Plan also provides that dividend equivalents will not be paid or accrue on unexercised stock options or unexercised stock appreciation rights. Dividends and dividend equivalents may not be paid with respect to unvested Awards (although they may accrue on such unvested Awards for payment upon vesting of the Awards).

Governing Law. The Amended Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.

Withholding. The Company is entitled to deduct from the payment of any award all applicable income and employment taxes required by federal, state or local law to be withheld.

Section 409A. Section 409A of the Code provides generally that nonqualified deferred compensation that does not meet certain requirements will subject the recipients of such compensation to accelerated taxation, enhanced underpayment interest and an additional twenty percent tax on the non-compliance compensation. In the event that it is reasonably determined by the Compensation Committee that, as a result of Section 409A of the Code, any payment or delivery of shares in respect of any award under the Amended Plan may not be made at the time contemplated by the terms of the Amended Plan or the relevant award agreement, as the case may be, without causing the participant holding such award to be subject to taxation under Section 409A of the Code, the Company will make such payment or delivery of shares on the first day that would not result in the participant incurring any tax liability under Section 409A of the Code. In the case of a participant who is a “specified employee” (within the meaning of Section 409A of the Code), any payment and/or delivery of shares in respect of any award subject to Section 409A of the Code that is nonqualified deferred compensation being paid on account of the participant’s separation from service shall not be made prior to the date which is six (6) months after the date of such participant’s separation from service from the Company and our Affiliates, determined in accordance with Section 409A of the Code and the regulations promulgated thereunder. Notwithstanding the foregoing, each participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on him or her, or in respect of any payment or benefit delivered in connection with the Amended Plan (including any taxes and penalties under Section 409A of the Code).

Clawback. Any award granted pursuant to the Amended Plan shall be subject to mandatory repayment by the participant to the Company (i) to the extent set forth in any award agreement, (ii) to the extent that such participant is, or in the future becomes, subject to (a) any “clawback” or recoupment policy adopted by the Company or any Affiliate thereof including, without limitation, the Company’s Compensation Recoupment Policy which was established by the Company in October 2023 to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act, (b) applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act), and/or (c) the rules and regulations of the applicable securities exchange or inter-dealer quotation system on which the Shares or other securities are listed or quoted, and such requirements shall be deemed incorporated by reference into all outstanding award agreements.

Existing Plan Stock Option Grants. The following table sets forth the number of shares subject to all stock options granted (irrespective of whether the stock option has been exercised or cancelled, or is still outstanding) through the Record Date under the Existing Plan. These share numbers do not reflect shares subject to other types of awards that have been granted to participants under the Existing Plan.

Name and Position	Number of Option Shares

Joseph M. Burnett, Chief Executive Officer	242,368
Danilo D'Alessandro, Chief Financial Officer	42,987
Jeremy L. Stigall, Chief Business Officer	32,375
All current executive officers as a group	329,270
All current directors who are not executive officers as a group	298,151
Each nominee for election as a director	—
Each associate of any of such directors, executive officers or nominees	—
Each other person who received or is to receive 5 percent of such options, warrants or rights	—
All employees as a group (excluding executive officers) (1)	456,697
(1)
Includes all stock options granted under the Existing Plan from January 1, 2015 through the record date.

Share Price. The last sales price of our common stock on December 31, 2024 and March 24, 2025, the record date of the Annual Meeting, as reported on the Nasdaq Capital Market, was $15.38 and $13.78 per share, respectively.

New Plan Benefits. Each of our non-employee directors, if reelected by our stockholders at future Annual Meetings, will continue to receive an equity grant valued at $135,000 in the form of a restricted stock unit award. In addition, our non-employee directors may continue, at their discretion and subject to annual elections, to receive all or part of their director fees in shares of our common stock. The granting of equity-based awards to executives and employees under the Amended Plan is at the discretion of the Compensation Committee. The Compensation Committee has not yet determined any additional awards that will be granted under the Amended Plan. As such, we cannot determine the number of shares of common stock or the dollar value that will in the future be received by or allocated to any participant in the Amended Plan. The following table, though, sets forth information regarding the number of equity-based awards that were made under the Existing Plan during 2024, to (i) each of our named executive officers, (ii) all executive officers, as a group, (iii) all directors who are not executive officers, as a group, and (iv) all employees who are not executive officers, as a group:

Named Executive Officer	Dollar Value	Number of Restricted Share Units

Joseph M. Burnett(1)	$1,299,995	212,071
Danilo D'Alessandro(1)(2)	$549,994	89,857
Jeremy L. Stigall(1)(2)	$574,991	94,070
All executive officers, as a group	$2,824,975	461,250
All directors who are not executive officers, as a group(3)(4)	$1,047,753	162,540
All employees who are not executive officers, as a group	$3,559,660	578,438

(1)
On May 20, 2024, Mr. Burnett, Mr. D'Alessandro, and Mr. Stigall were granted 212,071, 81,566, and 77,487 restricted share units under the Existing Plan, respectively. Subject to remaining in continued service to the Company, these restricted share units will incrementally vest as follows: 20% upon March 12, 2025 and 40% on each of March 12, 2026 and March 12, 2027.
(2)
On March 11, 2024, Mr. D'Alessandro and Mr. Stigall were granted 8,291 and 16,583 restricted share units under the Existing Plan, respectively. Subject to remaining in continued service to the Company, these restricted share units will incrementally vest 50% on each of March 11, 2025 and March 11, 2026.
(3)
In May 2024, in connection with their reelection as directors by our stockholders at the 2024 Annual Meeting, our non-employee directors were each awarded 21,093 restricted stock units pursuant to the terms of the Amended and Restated Non-Employee Director Compensation Plan. Additional information regarding 2024 grants to non-employee directors is found in the “Director Compensation” section.
(4)
During 2024, we issued, for director fees earned, an aggregate of 14,889 shares of our common stock to non-employee directors who elected, under the terms of the Amended and Restated Non-Employee Director Compensation Plan, to receive all or part of his or her director fees in shares of our common stock in lieu of cash.

Future Award Grants. Each of our non-employee directors, if reelected by our stockholders at future Annual Meetings, will continue to receive an equity grant valued at $135,000 in the form of a restricted stock unit award. In addition, our non-employee directors may continue, at their discretion and subject to annual elections, to receive all or part of their director fees in shares of our common stock. The granting of equity-based awards to executives and employees under the Amended Plan is at the discretion of the Compensation Committee. The Compensation Committee has not yet determined any additional awards that will be granted under the Amended Plan. As such, we cannot determine the number of shares of common stock or the dollar value that will in the future be received by or allocated to any participant in the Amended Plan.

Certain Federal Income Tax Consequences

The following is a summary, as of March 1, 2025, of certain U.S. federal income tax considerations generally applicable to awards under the Amended Plan. The summary is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address state or local income tax or other considerations that may be relevant to a participant.

Incentive Stock Options. In general, neither the grant nor the exercise of a Code Section 422 incentive stock option results in taxable income to an option holder or a deduction to the Company. If the option holder holds the stock received upon exercise for at least two years from date of grant and one year after the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain, and the Company will not be entitled to a deduction. If, however, the shares are disposed of prior to the completion of this minimum holding period (a “disqualifying disposition”), then the option holder will include as compensation income for the year of the disposition, an amount equal to the excess of the aggregate fair market value of the shares upon exercise over the aggregate exercise price of the option, or if less, the excess of the amount realized upon disposition over the exercise price. The Company will be entitled to a corresponding deduction at that time. Any proceeds in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the shares have been held for more than one year. If the sales price is less than the exercise price of the option, this amount will be treated as a short-term or long-term capital loss, depending on whether the shares have been held for more than one year.

Under the Amended Plan, incentive stock options may, if permitted by the Compensation Committee, be exercised in whole or in part with shares of common stock held by the option holder. Such an exercise will be treated as a tax-deferred exchange of the shares of common stock surrendered (assuming the surrender of the previously-owned shares does not constitute a disqualifying disposition of those shares) for an equivalent number of shares of common stock received, and the equivalent number of shares will have a tax basis equal to the tax basis of the surrendered shares. Shares of common stock received in excess of the number of shares surrendered will have a tax basis of zero.

Non-Qualified Stock Options. A non-qualified stock option results in no taxable income to the option holder or deduction to the Company at the time it is granted. An option holder will recognize compensation income at the time a non-qualified stock option is exercised in an amount equal to the excess of the fair market value of the underlying shares on the exercise date over the exercise price. The Company will generally be entitled to a deduction for federal income tax purposes in the same amount as the amount included in compensation income by the option holder. Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will be short-term or long-term capital gain or loss depending on whether the shares have been held for more than one year. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of its exercise price and the amount included in income with respect to such option.

Under the Amended Plan, non-qualified stock options may, if permitted by the Compensation Committee, be exercised in whole or in part with shares of common stock held by the option holder. Such an exercise will be treated as a tax-deferred exchange of the shares of common stock surrendered for an equivalent number of shares of common stock received, and the equivalent number of shares will have a tax basis equal to the tax basis of the surrendered shares. Shares of common stock received in excess of the number of shares surrendered will have a tax basis equal to the fair market value of such shares at the time of exercise.

Stock Appreciation Rights. The grant of a stock appreciation right results in no taxable income to the participant at the time of the award. The participant will recognize compensation income at the time a stock appreciation right is exercised in the amount by which the aggregate fair market value of the common stock or the amount of cash, as the case may be, exceeds the stock appreciation right’s aggregate exercise price, if any. The Company will generally be entitled to a deduction for federal income tax purposes in the same amount as the amount included in compensation income by the participant. Gain or loss on a subsequent sale or other disposition of shares acquired upon an exercise of a stock appreciation right will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will be short-term or long-term capital gain or loss depending on whether the shares have been held for more than one year. The tax basis of the shares acquired upon exercise of a stock appreciation right will be equal to the sum of the exercise price and the amount included in income with respect to such stock appreciation right.

Restricted Stock. Restricted stock received pursuant to awards, including performance-based awards, will be considered subject to a substantial risk of forfeiture for federal income tax purposes if the award contains vesting conditions. If a grantee of restricted stock does not make a Code Section 83(b) election (as defined below), then such grantee realizes no taxable income upon the receipt of restricted stock and the Company is not entitled to a deduction at such time. When the forfeiture restrictions applicable to the restricted stock lapse, the grantee will realize compensation income equal to the fair market value of the shares at that time, less any amount paid for the shares, and the Company will be entitled to a corresponding deduction. A stockholder’s tax basis in restricted stock will be equal to the fair market value when the forfeiture restrictions lapse, and the holding period for such shares will begin at that time. Upon a subsequent sale of the shares, the stockholder will realize short-term or long-term gain or loss, depending on whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares held by the stockholder.

Individuals receiving shares of restricted stock may make an election under Section 83(b) of the Code with respect to the shares. By timely making a “Section 83(b) election,” the stockholder elects to recognize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares on the date of grant (valued without taking the restrictions into account), less any amount paid for the shares, and the Company will be entitled to a corresponding deduction at that time. If a stockholder makes a Section 83(b) election, the stockholder will recognize no additional compensation income with respect to the shares when the forfeiture restrictions lapse. The stockholder’s tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the restricted stockholder (valued without taking the restrictions into account), less any amount paid for such shares, and the holding period for such shares begins on the date pf grant. If, however, the shares are subsequently forfeited, the stockholder will be entitled to claim only a capital loss (and not an ordinary loss) with respect to the shares to the extent of the income recognized by the stockholder upon the making of the Section 83(b) election. To make a Section 83(b) election, a stockholder must file an appropriate form of election with the Internal Revenue Service within 30 days after shares of restricted stock are granted, and the stockholder must also provide a copy of such Section 83(b) election to the Company.

In general, during the restriction period, dividends and distributions paid with respect to restricted stock will be treated as compensation income (not dividend income) received by the restricted stockholder. Dividend payments received with respect to shares of restricted stock for which a Section 83(b) election has been made generally will be treated as dividend income to the extent of our earnings and profits, then as a return of capital to the extent of the holder’s tax basis in the restricted stock and then as capital gain.

Restricted Share Units. The grant of a restricted share unit results in no taxable income to the participant at the time of the award. At the time that the Company makes a payment with respect to the restricted stock unit, the participant will recognize compensation income in an amount equal to the fair market value of the shares of common stock received or in the amount of the cash received, as the case may be. The Company will generally be entitled to a deduction for federal income tax purposes in the same amount as the amount included in compensation income by the participant.

Internal Revenue Code Section 162(m). Section 162(m) of the Code generally does not allow a publicly-held corporation to claim a federal income tax deduction for compensation that exceeds $1 million paid in any tax year to a Section 162(m) covered employees. Amended Plan awards or any other compensation paid by the Company to Section 162(m) covered employees may not be tax deductible.

Internal Revenue Code Section 409A. Section 409A of the Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of Section 409A of the Code generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the employee over and above the income tax owed, plus possible penalties and interest. The types of arrangements covered by Section 409A of the Code are broad and may apply to certain awards available under the Amended Plan (such as restricted stock units). The intent is for the Amended Plan, including any awards available thereunder, to comply with the requirements of Section 409A of the Code to the extent applicable. As required by Code Section 409A, certain nonqualified deferred compensation payments to specified employees may be delayed to the seventh month after such employee’s separation from service.

Internal Revenue Code Section 280G. For certain employees, if a Change of Control of the Company causes an award to vest or become newly payable or if the award was granted within one year of a Change of Control of the Company and the value of such award or vesting or payment, when combined with all other payments in the nature of compensation contingent on such Change of Control, equals or exceeds the dollar limit provided in Code Section 280G (generally, this dollar limit is equal to three times the five year historical average of the employee’s annual compensation as reported on Form W-2), then the entire amount exceeding the employee’s average annual compensation will be considered to be an excess parachute payment. The recipient of an excess parachute payment must pay a 20% federal excise tax on this excess amount, for which the Company must withhold, and the Company cannot deduct the excess amount from its taxable income.

How many votes are needed to approve Proposal No. 6?

Approval of the Amended Plan requires the affirmative vote of a majority of the shares present at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote.

What does the Board recommend?

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 6.

EXECUTIVE OFFICERS

Our executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. The current executive officers of the Company are as follows:

Executive Officers	Age	Position(s)
Joseph M. Burnett	48	Chief Executive Officer and President
Danilo D’Alessandro	40	Chief Financial Officer
Jeremy L. Stigall	42	Chief Business Officer
Mazin Sabra	45	Chief Operating Officer

Biographical information about Mr. Burnett is provided in “Proposal No. 1 — Election of Directors.”

Danilo D’Alessandro joined us as Vice President of Finance in September 2020 and on January 1, 2021 became our Chief Financial Officer. Prior to joining ClearPoint Neuro, from April 2015 to September 2020 he served as the global Head of Finance for the Image Guided Therapy Devices Division at Philips, a business unit representing cumulative inorganic investments of approximately $4 billion and more than 3,000 employees. From July 2011 to April 2015, Mr. D’Alessandro was part of the Corporate Mergers & Acquisitions function at Philips focusing on its Healthcare division. Prior to that role, Mr. D’Alessandro served in Philips Personal Health’s division in various financial roles in the Netherlands starting in October 2007. Mr. D’Alessandro holds a Master of Science in Accounting & Finance from the University of Bath and an Undergraduate degree in Institutions and Financial Markets Management from the Università Commerciale L. Bocconi.

Jeremy L. Stigall joined us in July 2020 as Vice President, Biologics and Drug Delivery, assumed the role of Executive Vice President and General Manager of Biologics & Drug Delivery in December 2022, and became our Chief Business Officer in February 2024. He is a proven leader in the medical device industry with over 20 years of experience, starting his career at Guidant Corporation and Abbott Vascular, holding various positions within R&D, Engineering and Operations. Mr. Stigall was responsible for the development and commercialization of several key stent delivery systems and drug-eluting stent platforms. He has since held various positions managing cross-functional groups of Scientists and Engineering Leaders at Volcano Corporation and Philips, and he managed a global team responsible for advanced development, new product introductions for the Coronary, Peripheral & Heart Rhythm Management business units as well as establishing value creation within the devices business. Mr. Stigall played a key role in the acquisition of several companies which were integrated into the Philips strategic plan and has provided organizational diligence towards many strategic investments as well as a key information provider in the transactional strategies. In addition to providing organizational direction, Mr. Stigall managed the technical experts within engineering in the field of Electrical, Mechanical, Biomedical, Acoustics, Physics, Material Science and Transducing. As an innovator in the medical device space, Mr. Stigall currently holds 60+ granted patents in the US and has several key patents pending.

Mazin Sabra joined us in October 2022 as Chief Operating Officer. Prior to joining ClearPoint Neuro, Mr. Sabra served as Vice President of Supplier Quality Engineering for Philips, a multinational health technology company, since April 2021. In this role, he led a global team responsible for the quality performance of suppliers for a range of Philips’ portfolio from Class III medical devices to consumer products. Prior to this role, he held several positions at Philips beginning June 2016, including serving as the Vice President for Procurement Engineering for Philips’ Connected Care businesses, as well as Senior Director for Procurement Engineering for its Image Guided Therapy Devices business. In these roles Mr. Sabra was responsible for defining the business procurement strategy, supply risk management, design for excellence for new product development, profitability, and growth. Prior to joining Philips, Mr. Sabra spent 11 years at Stryker Corporation, serving in several management level roles. From 2011 to 2016, he was the Director of Asia Strategic Sourcing for Stryker, based in Suzhou, China. In this role he was responsible for all Asia-based suppliers providing products to over 14 Stryker manufacturing sites globally, including all supplier activities for three Chinese manufacturing facilities and Stryker’s Global Technology Center in India. Mr. Sabra holds a Bachelor’s degree in Industrial & Systems Engineering from the University of Michigan.

EXECUTIVE COMPENSATION

Summary Compensation Table – Years Ended December 31, 2024 and 2023

The following table shows the compensation awarded or paid to, or earned by, Joseph M. Burnett, our Chief Executive Officer, Danilo D’Alessandro, our Chief Financial Officer, and Jeremy L. Stigall, our Chief Business Officer, for the years ended December 31, 2024 and 2023. Mr. D’Alessandro and Mr. Stigall were our two most highly compensated executive officers in 2024 other than Mr. Burnett. We refer to these three executive officers as our “named executive officers.”

Named Executive Officer	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Joseph M. Burnett	2024	537,692	1,299,995	—	680,400	14,587	2,532,674
Chief Executive Officer	2023	517,692	959,996	232,225	273,000	12,424	1,995,337
Danilo D’Alessandro	2024	351,816	549,994	—	250,000	14,557	1,166,367
Chief Financial Officer	2023	339,375	379,995	91,727	107,494	12,388	930,979
Jeremy L. Stigall	2024	326,539	574,991	—	222,500	10,072	1,134,101
Chief Business Officer	2023	300,000	359,996	85,842	84,000	8,656	838,494

(1)
These amounts do not represent cash compensation paid to the named individual. These non-cash amounts represent the aggregate grant date fair value of the restricted stock units as computed in accordance with FASB Accounting Standards Board's ("FASB") Accounting Standards Codification ("ASC") Topic 718. For a discussion of the assumptions made in the valuation of the awards, see the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Critical Accounting Estimates–Share-Based Compensation” and Note 2 to the audited financial statements included our Annual Report on Form 10-K for the year ended December 31, 2024. On March 11, 2024, Mr. Stigall and Mr. D'Alessandro were granted 16,583 and 8,291 restricted share units under the Fourth Amended and Restated 2013 Incentive Compensation Plan, respectively. Subject to remaining in continued service to the Company, these restricted share units will incrementally vest 50% on each of March 11, 2025 and March 11, 2026. The last sales price of our common stock on March 11, 2024, as reported on the Nasdaq Capital Market, was $6.03. On May 20, 2024, Mr. Burnett, Mr. D'Alessandro and Mr. Stigall were granted 212,071, 81,566 and 77,487 restricted share units under the Fifth Amended and Restated 2013 Incentive Compensation Plan, respectively. Subject to remaining in continued service to the Company, these restricted share units will incrementally vest as follows: 20% upon March 12, 2025 and 40% on each of March 12, 2026 and March 12, 2027. The last sales price of our common stock on May 20, 2024, as reported on the Nasdaq Capital Market, was $6.13.
(2)
These amounts do not represent cash compensation paid to the named individual. These non-cash amounts represent the aggregate grant date fair value of the option awards as computed in accordance with the SEC’s Staff Accounting Bulletin 107. For a discussion of the assumptions made in the valuation of the awards, see the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Critical Accounting Estimates–Share-Based Compensation” and Note 2 to the audited financial statements included our Annual Report on Form 10-K for the year ended December 31, 2024.
(3)
These amounts represent bonuses earned in each respective fiscal year, and paid in the first quarter of the subsequent fiscal year.
(4)
These amounts consist of: (i) the group life and disability premiums that we paid; and (ii) matching contributions we paid to the individual’s 401(k) plan that we sponsor.

NEO	401K Plan Company Matching Contributions ($)	Other Compensation ($)	Total for 2024 ($)

Joseph M. Burnett	13,800	787	14,587
Danilo D'Alessandro	13,800	757	14,557
Jeremy L. Stigall	9,315	757	10,072

We offer a 401(k) plan pursuant to Section 401(k) of the Code. All full-time United States employees, including the named executive officers, are eligible to participate in the plan. The plan permits pretax contributions by participants not to exceed annual amounts allowable under the Code. Participants are fully vested in their contributions.

Narrative Disclosure to Summary Compensation Table

After considering each named executive officer’s contribution to the Company’s performance in 2023, in January 2024 the Compensation Committee determined to increase their (i) base salaries and (ii) annual target bonus percentages as shown in the below tables.

	Base Salary as of February 6, 2023	Base Salary as of February 4, 2024

Joseph M. Burnett	$520,000	$540,000
Danilo D’Alessandro	$341,250	$353,194
Jeremy L. Stigall	$300,000	$330,000

	Annual Target Bonus Percentage as of January 1, 2023	Annual Target Bonus Percentage as of January 1, 2024

Joseph M. Burnett	75%	90%
Danilo D’Alessandro	45%	50%
Jeremy L. Stigall	40%	45%

The Company surpassed its performance goals for 2024 through a combination of revenue growth and execution of strategic initiatives. Our 2024 revenue was a 31% increase over 2023, and we reduced our operational cash burn in 2024 by 35% versus 2023. In addition, the Company took a number of steps to position itself for future growth, including completion of a follow-on public offering of common stock, resulting in net proceeds of approximately $16.2 million, and entry into an At-the-Market Equity Offering Sales Agreement pursuant to which we may offer and sell shares of our common stock, having aggregate sales proceeds of up to $50 million. Executive management was instrumental to the achievement of these accomplishments.

Based on the foregoing superior performance in 2024, in January 2025 the Compensation Committee approved the below annual bonus amounts to the named executive officers:

	Annual Target Bonus for 2024	Actual Annual Bonus for 2024

Joseph M. Burnett	$486,000	$680,400
Danilo D’Alessandro	$176,597	$250,000
Jeremy L. Stigall	$148,500	$222,500

In 2024, the Compensation Committee also approved new grants of restricted stock units under the 2013 Incentive Compensation Plan, as amended, to the named executive officers as summarized in the below table. The below dollar amounts were divided by the Company closing share price on the dates of grant to determine the whole number of shares subject to the award. Further details on these grants are shown in footnote (1) to the Summary Compensation Table.

	Grant Date	Dollar Value of RSU Grant

Joseph M. Burnett	May 20, 2024	1,300,000
Danilo D’Alessandro	March 11, 2024	50,000
	May 20, 2024	500,000
Jeremy L. Stigall	March 11, 2024	100,000
	May 20, 2024	475,000

2025 Compensation Decisions. After considering each named executive officer’s contribution to the Company’s exemplary performance in 2024, in January 2025 the Compensation Committee determined to increase: (i) their base salaries; and (ii) the annual target bonus percentage for Mr. Stigall from 45% to 50%.

	Base Salary as of February 4, 2024	Base Salary as of February 1, 2025

Joseph M. Burnett	$540,000	$590,000
Danilo D’Alessandro	$353,194	$390,000
Jeremy L. Stigall	$330,000	$370,000

In January 2025, the Compensation Committee also approved new grants of restricted stock units under the Fifth Amended and Restated 2013 Incentive Compensation Plan to the named executive officers as summarized in the below table. The below dollar amounts were divided by the Company closing share price on the dates of grant to determine the whole number of shares subject to the award. These awards were granted on March 3, 2025 when the Company closing share price was $13.55. Subject to continued service by the named executive officer. the shares subject to these restricted stock units will vest, as follows: (i) 20% of total shares on the first anniversary of the date of grant; and (ii) 40% of the total shares on each of the second and third anniversaries of the date of grant.

	Dollar Value of RSU Grant	Number of Shares Subject to RSU Grant

Joseph M. Burnett	$1,800,000	132,841
Danilo D’Alessandro	$700,000	51,660
Jeremy L. Stigall	$600,000	44,280

Employment Agreements. Each of our named executive officers had a written employment agreement with the Company during 2024. In November 2017, we entered into an employment agreement with Mr. Burnett and amended such employment agreement in March 2023. In September 2020, we entered into an employment agreement with Mr. D’Alessandro and amended such employment agreement in March 2023. In May 2022, we entered into an employment agreement with Mr. Stigall and amended such employment agreement in March 2023. The March 2023 employment agreement amendments with each of our named executive officers (i) provided for certain severance benefits upon a non-renewal of the employment agreement by the Company at the end of the then-current term and (ii) adjust the portion of outstanding equity awards that will accelerate vest upon certain qualifying termination events, and such termination of change of control benefits are described more fully below in the “Payments Upon Termination or Change of Control” section. Under each of the employment agreements, the employment of the named executive officer may be terminated by either party upon written notice to the other party. In connection with their employment agreements, each named executive officer also entered into a confidentiality agreement and non-compete agreement, which agreements impose on the executive customary restrictive covenants prohibiting the disclosure of our confidential information, requiring the executive to assign us any invention discovered in the scope of his employment, prohibiting him from competing with us during the term of his employment and for one year following the termination of his employment (subject to unenforceability of post-employment restrictive covenants in California), and prohibiting him from soliciting our employees, consultants and contractors during the term of his employment and, for certain executive officers, for a period of time following the termination of his employment.

Mr. Burnett. Mr. Burnett’s employment agreement provides that he shall serve as our Chief Executive Officer and President, receive an annual base salary (which cannot be less than $360,000 nor be reduced by more than 10% from a prior year), have a target annual bonus opportunity of 40% of his annual base salary (which percentage was increased to 90% for 2024) with any payment based on achievement of performance goals established by the Compensation Committee, and be entitled to participate in award plans and employee benefit programs including receiving four weeks of paid annual vacation. The agreement did provide for a signing bonus, inducement equity grant and relocation payments, all of which have been paid out. The original term of the employment agreement was three years and the agreement provides for annual renewal on every November 7th unless a party provides the other party with a non-renewal notice at least 90 days beforehand.

Mr. D’Alessandro. Mr. D’Alessandro’s employment agreement provides that he shall serve as our Chief Financial Officer, receive an annual base salary (which cannot be less than $285,000 nor be reduced by more than 10% from a prior year), have a target annual bonus opportunity of 35% of his annual base salary (which percentage was increased to 50% for 2024) with any payment based on achievement of performance goals established by the Compensation Committee, and be entitled to participate in award plans and employee benefit programs including receiving four weeks of paid annual vacation. The agreement did provide for a signing bonus and an inducement equity grant, all of which have been paid out. The original term of the employment agreement was three years and the agreement provides for annual renewal on every September 29th unless a party provides the other party with a non-renewal notice at least 90 days beforehand.

Mr. Stigall. Mr. Stigall’s employment agreement provides that he shall serve as our General Manager of Biologics and Drug Delivery (which role has since been changed to be Chief Business Officer) receive an annual base salary (which cannot be less than $260,000 nor be reduced by more than 10% from a prior year), have a target annual bonus opportunity of 35% of his annual base salary (which percentage was increased to 45% for 2024) with any payment based on achievement of performance goals established by the Compensation Committee, and be entitled to participate in award plans and employee benefit programs including receiving four weeks of paid annual vacation. The original term of the employment agreement was for three years extending through May 16, 2025 and the agreement provides for annual renewal on every May 16th unless a party provides the other party with a non-renewal notice at least 90 days beforehand.

Payments Upon Termination or Change of Control

Termination Payments. Upon any termination of employment of any named executive officer, they will be entitled to receive any base salary and bonus compensation earned but unpaid as of the termination date along with any unreimbursed business expenses to which he is entitled as of the termination date.

In the event the Company terminates the employment of a named executive officer without cause, if the named executive officer terminates his employment for good reason, or if there is a termination by the Company of the agreement’s term, as those terms are defined in his employment agreement, as amended, then he will be entitled to receive: (i) an amount equal to his annual base salary in effect on the termination date; (ii) an amount equal to his average bonus for the previous two years; and (iii) $18,000. In addition, (a) any unvested stock options and restricted stock previously granted to him prior to March 3, 2023 will become fully vested on the termination date and, in the case of stock options, will be exercisable until the earlier of three years after the termination date or the final expiration date provided for in the applicable option agreement; and (b) any unvested stock options and restricted stock granted to him on or after March 3, 2023 scheduled to vest within the twelve (12) month period following the termination date will become fully vested on the termination date and, in the case of stock options, will be exercisable until the earlier of one year after the termination date or the final expiration date provided for in the applicable option agreement.

Change of Control Payments. Upon a change of control, as such term is defined in the named executive officer’s employment agreement, any unvested stock options and restricted stock previously granted to such named executive officer will become fully vested. In addition, if the Company terminates the named executive officer’s employment without cause, or if he terminates his employment for good reason, in either case within two months prior to or within 12 months following the change of control, then the named executive officer will be entitled to receive a lump sum payment equal to the sum of: (i) two times his annual base salary in effect on the termination date; (ii) two times the average of his two highest bonuses paid in the previous three years; and (iii) $18,000. In addition, outstanding stock options will be exercisable until the earlier of three years after the termination date or the final expiration date provided for in the applicable option agreement.

The foregoing severance and change of control benefits are conditioned upon the named executive officer executing a release and waiver on such terms and conditions as the Company may reasonably require as a condition of entitlement to such benefits.

Outstanding Equity Awards at December 31, 2024

The table below sets forth information regarding the outstanding equity awards held by our named executive officers at December 31, 2024.

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that have not vested (#)		Market Value of Shares of Stock that have not vested ($)

Joseph M. Burnett	350,000	(1)	—		$2.50	November 7, 2027	—		—
	74,404	(2)	—		$3.47	August 15, 2029	—		—
	52,356	(3)	—		$3.24	July 9, 2030	—		—
	29,377	(4)	—		$16.71	August 20, 2031	28,046	(5)	431,347	(5)
	28,046	(6)	18,697	(6)	$11.41	June 10, 2032	94,814	(7)	1,458,239	(7)
	7,901	(8)	31,605	(8)	$8.10	March 6, 2033	212,071	(9)	3,261,652	(9)
Danilo D’Alessandro	75,000	(10)	—		$5.80	September 29, 2030	9,360	(5)	143,957	(5)
	11,750	(4)	—	(4)	$16.71	August 20, 2031	37,530	(7)	577,211	(7)
	9,360	(6)	6,240	(6)	$11.41	June 10, 2032	8,291	(11)	127,516	(11)
	3,127	(8)	12,510	(8)	$8.10	March 6, 2033	81,566	(9)	1,254,485	(9)
Jeremy L. Stigall	5,875	(4)	—	(4)	$16.71	August 20, 2031	2,535	(12)	38,988	(12)
	7,012	(6)	4,674	(6)	$11.41	June 10, 2032	7,011	(5)	107,829	(5)
	2,963	(8)	11,851	(8)	$8.10	March 6, 2033	35,555	(7)	546,836	(7)
							16,583	(11)	255,047	(11)
							77,487	(9)	1,191,750	(9)

(1)
One third of the shares subject to this option vested on the first anniversary of the grant date, November 7, 2018. The remaining two-thirds of the shares vested ratably in 8 equal quarterly installments beginning in the first quarter following the first anniversary of the grant date.
(2)
The shares subject to this option vested as follows: (i) 20% of the total shares on August 15, 2020; (ii) 40% of the total shares on August 15, 2021; and (iii) 40% of the total shares on August 15, 2022.
(3)
The shares subject to this option vested as follows: (i) 20% of the total shares on July 9, 2021; (ii) 40% of the total shares on July 9, 2022; and (iii) 40% of the total shares on July 9, 2023.
(4)
The shares subject to this option vested as follows: (i) 20% of the total shares on August 20, 2022; (ii) 40% of the total shares on August 20, 2023; and (iii) 40% of the total shares on August 20, 2024.
(5)
The shares subject to this restricted stock grant vested, or will vest, as follows: (i) 20% of the total shares on June 10, 2023; (ii) 40% of the total shares on June 10, 2024; and (iii) 40% of the total shares on June 10, 2025.
(6)
The shares subject to this option vested, or will vest, as follows: (i) 20% of the total shares on June 10, 2023; (ii) 40% of the total shares on June 10, 2024; and (iii) 40% of the total shares on June 10, 2025.
(7)
The shares subject to this restricted stock unit grant vested, or will vest, as follows: (i) 20% of the total shares on March 6, 2024; (ii) 40% of the total shares on March 6, 2025; and (iii) 40% of the total shares on March 6, 2026.
(8)
The shares subject to this option vested, or will vest, as follows: (i) 20% of the total shares on March 6, 2024; (ii) 40% of the total shares on March 6, 2025; and (iii) 40% of the total shares on March 6, 2026.
(9)
The shares subject to this restricted stock unit grant will vest as follows: (i) 20% of the total shares on March 12, 2025; (ii) 40% of the total shares on March 12, 2026; and (iii) 40% of the total shares on March 12, 2027.
(10)
The shares subject to this option vested as follows: (i) one-third of the total shares on September 29, 2021; (ii) one-third of the total shares on September 29, 2022; and (iii) one-third of the total shares on September 29, 2023.
(11)
The shares subject to this restricted stock unit grant will vest as follows: (i) 50% of the total shares on March 11, 2025 and (ii) 50% of the total shares on March 11, 2026.
(12)
The shares subject to this restricted stock grant vested, or will vest, as follows: (i) 20% of the total shares on February 22, 2023; (ii) 40% of the total shares on February 22, 2024; and (iii) 40% of the total shares on February 22, 2025.

Option Exercises

None of our named executive officers exercised stock options in 2024.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category (1)	Number of securities to be issued upon exercise of outstanding options and restricted stock units (a)		Weighted-average exercise price of outstanding options (2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by stockholders (3)	2,749,616	(4)	$7.50	1,369,811	(5)
Equity compensation plans not approved by stockholders (6)(7)(8)(9)	438,750		$4.31	—
Total	3,188,366		$6.48	1,369,811

(1)
The information presented in this table is as of December 31, 2024.
(2)
The weighted-average exercise price calculation includes only stock options as restricted stock does not have an exercise price.
(3)
Includes the Fifth Amended and Restated 2013 Incentive Compensation Plan and the 2021 Employee Stock Purchase Plan.
(4)
Includes 937,646 outstanding stock options and 1,811,970 unvested restricted shares outstanding.
(5)
Includes 1,230,813 shares of common stock available for issuance under the Fifth Amended and Restated 2013 Incentive Compensation Plan and 138,998 shares of common stock available for issuance under the 2021 Employee Stock Purchase Plan.
(6)
In December 2013, we adopted our 2013 Non-Employee Director Equity Incentive Plan. The plan provides for the issuance of awards with respect to an aggregate of 14,250 shares of our common stock. As of December 31, 2024, awards with respect to 2,500 shares of our common stock were outstanding under the 2013 Non-Employee Director Equity Incentive Plan.
(7)
In March 2015, we entered into a written compensatory contract with Harold A. Hurwitz, our then-Chief Financial Officer, pursuant to which we awarded Mr. Hurwitz non-qualified stock options to purchase 11,250 shares of our common stock.
(8)
In November 2017, we entered into a written compensatory contract with Joseph M. Burnett, our Chief Executive Officer and President, pursuant to which we awarded Mr. Burnett a non-qualified stock option to purchase 350,000 shares of our common stock.
(9)
In September 2020, we entered into a written compensatory contract with Danilo D’Alessandro, our Chief Financial Officer, pursuant to which we awarded Mr. D’Alessandro a non-qualified stock option to purchase 75,000 shares of our common stock.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. The disclosures included in this section are prescribed by SEC rules and do not necessarily align with how the Company, our Board, or the Compensation Committee view the link between the Company's performance and named executive officer pay, and neither the Board nor the Compensation Committee uses compensation actually paid as the basis for making compensation decisions. The tabular disclosure and the following graphs were developed in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our named executive officers during the applicable fiscal years.

Year	Summary Compensation Table total for PEO ($) (1)(2)	Compensation Actually Paid to PEO ($) (1)(3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($) (1)(2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (1)(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($)	Net Income (Loss) ($ thousands) (4)

2024	2,532,674	5,879,998	1,150,234	2,511,546	137.08	(18,914)
2023	1,995,337	1,460,479	884,737	654,045	42.73	(22,089)
2022	2,130,142	1,933,980	835,055	652,882	53.30	(16,435)

(1)
The NEOs included in these columns reflect the following:

Year	PEO	Non-PEO NEOs
2024	Mr. Burnett	Mr. D'Alessandro and Mr. Stigall
2023	Mr. Burnett	Mr. D'Alessandro and Mr. Stigall
2022	Mr. Burnett	Mr. D'Alessandro and Mr. Stigall

(2)
Amounts reflect the total compensation for our NEOs, as reported in the Summary Compensation Table for each applicable year.
(3)
In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the tables below. For a discussion of the assumptions made in the valuation at grant, see the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Critical Accounting Estimates–Share-Based Compensation” and Note 2 to the audited financial statements included our Annual Report on Form 10-K for the year ended December 31, 2024. For each fiscal year reflected, the "compensation actually paid" to the PEO and the average "compensation actually paid" to the non-PEO NEOs reflect the following adjustments made to the total compensation amounts reported in the Summary Compensation Table for each applicable fiscal year, computed in accordance with Item 402(v) of Regulation S-K.

	2024	2023	2022

Summary Compensation Table Total for PEO	2,532,674	1,995,337	2,130,142
Less: Grant Date Fair Value of Equity Awards	(1,299,995)	(1,192,211)	(1,209,602)
Add: Year-End Fair Value of Awards Granted in the Applicable Year that are Outstanding and Unvested	3,261,652	1,017,832	865,816
Add: Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	1,390,188	(207,879)	(175,560)
Add: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	(4,521)	(152,600)	323,184
Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	—	—	—
Less: Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	—	—	—
Add: Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	—	—	—
Compensation Actually Paid for PEO	5,879,998	1,460,479	1,933,980

	2024	2023	2022

Average of Summary Compensation Table Total for NEOs (other than PEO)	1,150,234	884,737	835,055
Less: Grant Date Fair Value of Equity Awards	(562,493)	(458,781)	(378,194)
Add: Year-End Fair Value of Awards Granted in the Applicable Year that are Outstanding and Unvested	1,414,399	392,284	279,546
Add: Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	511,654	(73,359)	(77,399)
Add: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	(2,248)	(90,836)	(6,126)
Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	—	—	—
Less: Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	—	—	—
Add: Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	—	—	—
Average Compensation Actually Paid for NEOs (other than PEO)	2,511,546	654,045	652,882

(4)
Amounts reflect the Company's net income as reported in our audited financial statements for the applicable year.

Description of Relationship Between Compensation Actually Paid and Company Performance

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “Compensation Actually Paid,” calculated in accordance with Item 402(v) of Regulation S-K, for a particular year. However, we believe the values reflected above for Compensation Actually Paid in each of the covered years demonstrate how the Compensation Committee structures our compensation program to prioritize “pay for performance.” It is important to note that Compensation Actually Paid to our NEOs does not necessarily reflect the actual value that an executive will receive in the stated fiscal year as such value will depend on a variety of factors.

In accordance with Item 402(v) of Regulation S-K, the Company is providing the following graphical descriptions of the relationship between compensation actually paid and certain Company financial performance metrics utilizing the information presented in the above Pay versus Performance table.

Compensation Actually Paid vs. Company TSR
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Compensation Actually Paid
160
140
120
100
80
60
40
20
0
Cumulative TSR
(value of initial $100 investment)
53.3
42.73
137.08
2022
2023
2024
PEO
Average for Non-PEO NEOs
TSR

Compensation Actually Paid vs. Net Income
Compensation Actually Paid
Net Income (Loss)
(in thousands)
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
0
-5000
-10000
-15000
-20000
-25000
($16,435)
($22,089)
($18,914)
2022
2023
2024
PEO
Average for Non-PEO NEOs
Net Income

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Insider Trading Policy and Hedging Policy

We maintain an Insider Trading Compliance Policy, which governs purchases, sales, and dispositions of Company securities by directors, officers, and employees, that is reasonably designed to promote compliance with SEC regulations, insider trading laws, and Nasdaq listing standards. In addition, our Insider Trading Compliance Policy prohibits executing short sales (the selling of securities that are not owned at the time of sale and the seller hopes can be purchased at a lower price in the future) and purchasing or selling put or call options.

Policies and Practices for Granting Certain Equity Awards

Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its shareholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Related Person Transactions

We adopted a related person transactions policy, pursuant to which our executive officers, directors and principal stockholders, including their immediate family members, are not permitted to enter into a related person transaction with us without the consent of our Audit Committee. Any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of such persons’ immediate family members, other than a transaction which is deemed pre-approved under our Audit Committee Related Party Transactions Policy or involving less than $120,000 when aggregated with similar transactions, must be presented to our Audit Committee for review, consideration and approval. All of our directors, executive officers and employees are required to report to our Audit Committee any such related person transaction. In approving or rejecting the proposed agreement, our Audit Committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the person’s interest in the transaction and, if applicable, the impact on a director’s independence. After consideration of these and other factors, the Audit Committee may approve or reject the transaction. Consistent with the policy, if we should discover related person transactions that have not been approved, the Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Related Person Transactions

The following is a description of transactions since January 1, 2023 to which we have been a party, in which the amount involved in the transaction exceeds $409,250, which is 1% of the average of our total assets at year-end for our 2023 and 2024 fiscal years, and in which any of our executive officers, directors and principal stockholders, including their immediate family members, had or will have a direct or indirect material interest. In May 2019, we entered into a Supply Agreement (the “PTC Supply Agreement”) with PTC under which we are providing PTC with hardware, software, clinical case support services and market development services to support PTC’s potential commercialization in gene therapy globally. In January 2020, we entered into a securities purchase agreement with PTC and another investor under which we issued floating rate secured convertible notes in the principal amount of $10 million to PTC (the “PTC Note”). In August 2024, we repaid in full the principal amount and related accrued interest outstanding under the PTC Note. In 2024, PTC made payments to the Company under the PTC Supply Agreement in the amount of $2.8 million, representing approximately 16% of our biologics and drug delivery revenues, or 9% of our total revenues. The PTC Note accrued interest at a rate equal to the sum of (i) the greater of (x) the three (3)-month Secured Overnight Financing Rate ("SOFR") and (y) two percent (2%), plus (ii) an applicable margin of two percent (2%) on the outstanding balance. For the year ended December 31, 2024, we made interest payments to PTC of $0.5 million, in the aggregate. We believe both the PTC Note and the PTC Supply Agreement are on market terms and conditions and were entered into in the ordinary course of business. In 2019, PTC invested $4 million in the Company and acquired 1,290,323 shares of our common stock in our private placement, resulting in PTC becoming a beneficial owner of more than five percent of our common stock. In connection with this transaction, PTC received a contractual right to designate a nominee to our Board. Since April 2020, Dr. Klein, PTC’s current Chief Executive Officer and President, has been PTC’s designated director on our Board. Dr. Klein has no direct or indirect material interest in the payments or the services and products provided by the Company, which are the result of arms‑length commercial transactions. In August 2024, PTC ceased to be a beneficial owner of more than five percent of our common stock.

Indemnification Agreements

In addition to the indemnification provided for in our certificate of incorporation and bylaws, we have entered into separate indemnification agreements with each of our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify our directors and officers for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of such individual’s service as one of our directors or officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified individuals to serve as directors and officers. There is no pending litigation or proceeding involving any of our directors or officers to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 24, 2025 regarding the beneficial ownership of our common stock by:

•
each person, or group of affiliated persons, who is known by us to own beneficially five percent or more of our common stock;
•
each of our directors;
•
each of our named executive officers; and
•
all of our directors and executive officers as a group.

Percentage ownership calculations for beneficial ownership are based on 27,979,560 shares outstanding as of March 24, 2025. Except as otherwise indicated below, the address of each beneficial owner of our common stock is c/o ClearPoint Neuro, Inc., 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the vesting of restricted stock or exercise of stock options and warrants that are either immediately exercisable or exercisable within 60 days of March 24, 2025. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Beneficial Owner	Number of Shares Owned		% of Shares Outstanding

5% Stockholders
Bigger Capital Fund 11700 West Charleston Blvd., #170-659 Las Vegas, NV 89135	2,050,826	(1)	7.33%

Directors and Named Executive Officers
R. John Fletcher	167,225	(2)	*
Pascal E.R. Girin	169,896	(3)	*
B. Kristine Johnson	100,884	(4)	*
Matthew B. Klein	62,703	(5)	*
Timothy T. Richards	161,253	(6)	*
Lynnette C. Fallon	64,452	(7)	*
Linda M. Liau	65,259	(8)	*
Joseph M. Burnett	848,017	(9)	2.97%
Danilo D’Alessandro	176,238	(10)	*
Jeremy L. Stigall	96,082	(11)	*
All directors and executive officers as a group (11 persons)	1,970,125	(12)	6.97%

*
Represents beneficial ownership of less than 1% of our outstanding common stock.
(1)
Based in part on a Schedule 13G/A filed by Bigger Capital Fund on January 29, 2025. Mr. Bigger, as the managing member of Bigger GP and the managing member of District 2 Holdings, may be deemed to beneficially own the (i) 1,111,192 shares of Common Stock beneficially owned by Bigger Capital and (ii) 418,942 shares of Common Stock beneficially owned by District 2 CF. Mr. Bigger also may be deemed the beneficial owner of 162,000 shares of Common Stock owned by his spouse Patricia Winter and an aggregate of 318,000 shares of Common Stock held by the sons of Mr. Bigger. In addition, Mr. Bigger owns 40,692 shares of Common Stock in his IRA account.
(2)
Includes 72,185 shares that Mr. Fletcher has the right to acquire through the exercise of options and 21,093 shares issuable upon the vesting of restricted stock units within 60 days of March 24, 2025.

(3)
Includes 74,310 shares that Mr. Girin has the right to acquire through the exercise of options and 21,093 shares issuable upon the vesting of restricted stock units within 60 days of March 24, 2025.
(4)
Includes 42,185 shares that Ms. Johnson has the right to acquire through the exercise of options and 21,093 shares issuable upon the vesting of restricted stock units within 60 days of March 24, 2025.
(5)
Includes 12,185 shares that Dr. Klein has the right to acquire through the exercise of options and 21,093 shares issuable upon the vesting of restricted stock units within 60 days of March 24, 2025.
(6)
Includes 74,810 shares that Mr. Richards has the right to acquire through the exercise of options and 21,093 shares issuable upon the vesting of restricted stock units within 60 days of March 24, 2025.
(7)
Includes 13,351 shares that Ms. Fallon has the right to acquire through the exercise of options and 21,093 shares issuable upon the vesting of restricted stock units within 60 days of March 24, 2025.
(8)
Includes 12,875 shares that Dr. Liau has the right to acquire through the exercise of options and 21,093 shares issuable upon the vesting of restricted stock units within 60 days of March 24, 2025.
(9)
Includes 28,045 shares of restricted stock for which Mr. Burnett has voting power and 557,885 shares that Mr. Burnett has the right to acquire through the exercise of options.
(10)
Includes 9,360 shares of restricted stock for which Mr. D’Alessandro has voting power and 105,492 shares that Mr. D’Alessandro has the right to acquire through the exercise of options.
(11)
Includes 7,011 shares of restricted stock for which Mr. Stigall has voting power and 21,774 shares that Mr. Stigall has the right to acquire through the exercise of options.
(12)
Includes 993,965 shares issuable upon the exercise of options held by directors or executive officers.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC’s rules regarding the delivery of proxy materials to stockholders permit us to deliver a single copy of the Notice or other proxy materials to an address shared by two or more of our stockholders. This method of delivery is called “householding” and can significantly reduce our printing and mailing costs. It also reduces the volume of mail you receive. This year, we are delivering only one Notice, as applicable, to multiple stockholders sharing an address, unless we receive instructions to the contrary from one or more of the stockholders at the same mailing address. We will still be required, however, to send you and each other stockholder at your address an individual proxy voting card.

If you would like to receive more than one set of proxy materials or Notice, as applicable, we will promptly send you additional copies upon written or oral request directed to our Corporate Secretary at 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075 or (888) 287-9109. The same address and phone number may be used to notify us that you wish to receive a separate set of proxy materials or Notice in the future, or to request delivery of a single copy of our proxy materials or Notice if you are receiving multiple copies.

STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

Our annual meeting of stockholders generally is held in May of each year. If you wish to submit a proposal to be included in our Proxy Statement for our 2026 Annual Meeting of Stockholders, proposals must be submitted by eligible stockholders who have complied with the relevant rules of the SEC and must be delivered to our Corporate Secretary at our principal executive office at 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075. A stockholder’s notice to our Corporate Secretary must set forth the information required by our bylaws with respect to each matter the stockholder proposes to bring before the 2026 Annual Meeting. Pursuant to our bylaws, stockholders wishing to submit proposals or director nominations that are not to be included in our proxy materials must have given timely notice thereof. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting (i.e., not earlier than January 21, 2026 and not later than February 20, 2026); provided, however, that in the event (i) the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, or (ii) the Company did not hold an annual meeting in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. In the event a stockholder proposal intended to be presented for action at the 2026 Annual Meeting is not received timely, then the persons designated as proxies in the proxies solicited by our Board in connection with the 2026 Annual Meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the Proxy Statement for the 2026 Annual Meeting. The deadline to submit a stockholder proposal for inclusion in the Company’s proxy materials for the 2026 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act is December 10, 2025.

In addition to satisfying the requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 23, 2026. If the date of the 2026 Annual Meeting is changed by more than 30 days, then notice must be provided by the later of 60 days prior to the date of the annual meeting or within 10 days of our first public announcement of the date of the 2026 Annual Meeting.

If the chairperson of the meeting determines that a proposed nomination or business was not made or proposed in compliance with the procedures set forth in our bylaws or if the stockholder fails to comply with Rule 14a-19 promulgated under the Exchange Act with respect to a director nomination, our bylaws provide that the chairperson has the power to declare that the nomination or business will be disregarded or that such proposed business shall not be transacted.

ANNUAL REPORT AND FINANCIAL INFORMATION

A copy of our Annual Report on Form 10-K for the year ended December 31, 2024 and a list of all its exhibits will be supplied without charge to any stockholder upon written request sent to our principal executive office: ClearPoint Neuro, Inc., Attn: Corporate Secretary, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075. Exhibits to the Annual Report on Form 10-K are available for a reasonable fee. You may also view our Annual Report on Form 10-K and its exhibits online at the SEC website at www.sec.gov, or at our website at www.clearpointneuro.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

OTHER BUSINESS

Our Board knows of no matters other than those discussed in this Proxy Statement which will be presented at the 2025 Annual Meeting of Stockholders. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

By Order of the Board of Directors,

Ellisa Cholapranee
General Counsel and Secretary

Solana Beach, California

April 9, 2025

Appendix A

CLEARPOINT NEURO, INC.

AMENDED AND RESTATED 2021 EMPLOYEE STOCK PURCHASE PLAN

WHEREAS, the 2021 Employee Stock Purchase Plan was originally adopted by the Board in April 2021 and approved by the stockholders on June 3, 2021; this Amended and Restated 2021 Employee Stock Purchase Plan was adopted by the Board in March 2025 subject to the approval by the Company’s stockholders before July 1, 2025; and

WHEREAS, the 2021 Employee Stock Purchase Plan is hereby amended and restated in its entirety as set forth in this Plan to increase the number of Shares available for issuance under the Plan by 300,000 Shares, and to make other administrative, conforming and miscellaneous changes as are necessary and consistent with applicable tax rules, regulations and laws.

1. Establishment of Plan. ClearPoint Neuro, Inc. a Delaware corporation (the “Company”), proposes to continue to be able to grant options to purchase Shares to eligible employees of the Company and its Participating Corporations pursuant to this Plan. The Company intends this Plan to qualify as an “employee stock purchase plan” under Code Section 423, including the requirement of Code Section 423(b)(5) that all eligible employees granted options under the Plan have the same rights and privileges with respect to such options and this Plan will be so construed; provided that the Company may adopt sub-plans applicable to particular Participating Corporations which sub-plans may be designed to be outside the scope of Section 423 of the Code. Subject to Section 14, a total of 700,000 Shares is reserved for issuance under this Plan. The number of Shares reserved for issuance under this Plan and the maximum number of Shares that may be issued under this Plan will be subject to adjustments effected in accordance with Section 14 of this Plan. Capitalized terms not defined elsewhere in the text are defined in Section 27. This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, and should be interpreted in accordance therewith.

2. Purpose. The purpose of this Plan is to provide eligible employees of the Company and Participating Corporations with a means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and Participating Corporations, and to provide an incentive for continued employment.

3. Administration.

(a) The Plan will be administered by the Compensation Committee of the Board or by the Board (as applicable, the “Committee”). Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan will be determined by the Committee and its decisions will be final and binding upon all Participants. The Committee will have full and exclusive discretionary authority to construe, interpret, and apply the terms of the Plan, to determine eligibility and determine which entities will be Participating Corporations and whether an offer to Participating Corporations is intended to meet Code Section 423 requirements and to decide upon any and all claims filed under the Plan. Every finding, decision, and determination made by the Committee will, to the full extent permitted by law, be final and binding upon all parties. The Committee will have the authority to determine the Fair Market Value (which determination will be final, binding, and conclusive for all purposes) in accordance with Section 8 below and to interpret Section 8 of the Plan in connection with circumstances that impact the Fair Market Value. Members of the Committee will receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on the Board or its committees. All expenses incurred in connection with the administration of this Plan will be paid by the Company. For purposes of this Plan, the Committee may designate separate offerings under the Plan (the terms of which need not be identical) in which eligible employees of one or more Participating Corporations will participate, even if the dates of the applicable Offering Periods of each such offering are identical. The Committee may also establish rules to govern transfers of employment among the Company and any Participating Corporation, in accordance with the applicable requirements of Code Section 423 and the terms of the Plan.

(b) The Committee may adopt such rules, procedures, and sub-plans as are necessary or appropriate to permit the participation in the Plan by eligible employees who are citizens or residents of a jurisdiction and/or employed outside the United States, in accordance with Treasury Regulation 1.423(f)(4), the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of the provisions in Section 1 above setting forth the number of Shares reserved for issuance under the Plan; provided that unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan will govern the operation of such sub-plan. Further, the Committee is specifically authorized to adopt rules and procedures regarding the application of the definition of Compensation (as defined below) to Participants on payrolls outside of the United States, handling of payroll deductions and other contributions, taking of payroll deductions and making of other contributions to the Plan, establishment of bank or trust accounts to hold contributions, payment of interest, establishment of the exchange rate applicable to payroll deductions taken and other contributions made in a currency other than U.S. dollars, obligations to pay payroll tax, determination of beneficiary designation requirements, tax withholding procedures, and handling of stock certificates that vary with applicable local requirements.

4. Eligibility. Any employee of the Company or the Participating Corporations is eligible to participate in an Offering Period under this Plan, except that the Committee may exclude any or all of the following (other than where exclusion of such employees is prohibited by applicable law):

(a) employees who are not employed by the Company or a Participating Corporation prior to the beginning of such Offering Period;

(b) employees who are customarily employed for twenty (20) or less hours per week;

(c) employees who are customarily employed for not more than six (6) months in any calendar year;

(d) (i) employees who are “highly compensated employees” of the Company or any Participating Corporation (within the meaning of Section 414(q) of the Code), or (ii) any employees who are “highly compensated employees” (within the meaning of Section 414(q) of the Code) with compensation above a specified level, provided the exclusion is applied in an identical manner to all highly compensated employees of every corporation whose employees are granted options under the Plan or offering;

(e) employees who are citizens or residents of a foreign jurisdiction (without regard to whether they are also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) if either (i) such employee’s participation is prohibited under the laws of the jurisdiction governing such employee, or (ii) compliance with the laws of the foreign jurisdiction would violate the requirements of Section 423 of the Code;

(f) individuals who provide services to the Company or any of its Participating Corporations as independent contractors who are reclassified as common law employees for any reason except for federal income and employment tax purposes.

The foregoing notwithstanding, employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Corporations or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Corporations may not participate, in accordance with Treasury Regulation 1.423-2(d).

5. Offering Dates.

(a) While the Plan is in effect, the Committee will determine the duration and commencement date of each Offering Period and Purchase Period, provided that an Offering Period will in no event be longer than twenty-seven (27) months, except as otherwise provided by an applicable subplan and (ii) no Purchase Period will end later than the last day of the Offering Period in which it begins. Offering Periods may be consecutive or overlapping. Each Offering Period may consist of one or more Purchase Periods during which payroll deductions of Participants are accumulated under this Plan. Purchase Periods will be consecutive.

(b) Unless otherwise determined by the Committee, (i) the initial Offering Period (the “Initial Offering Period”) shall commence on July 1, 2025 and end on December 30, 2025 and the Initial Purchase Period (the “Initial Purchase Period”) shall commence on July 1, 2025 and end on December 30, 2025 (ii) the Initial Offering Period and each subsequent Offering Period shall consist of four (4) six (6) month Purchase Periods (provided that the Initial Purchase Period shall be less than six (6) months), and (iii) each Offering Period following the Initial Offering Period and each Purchase Period following the initial Purchase Period shall each commence on January 1 and July 1 and end on June 30 and December 30 of each six (6) month period following commencement of such Offering Period or Purchase Period, respectively. The Committee shall have the power to change these terms as provided in Section 25 below.

6. Participation in this Plan.

(a) Enrollment in Initial Offering Period. Any employee who is an eligible employee determined in accordance with Section 4 immediately prior to the Initial Offering Period may enroll in the Initial Offering Period at a contribution level equal to an amount equal to at least one percent (1%) of Compensation (the “Initial Contribution Level”). A Participant that is enrolled in the Initial Offering Period pursuant to this section will be entitled to continue to participate in the Initial Offering Period only if such Participant submits a subscription agreement in a form determined by the Administrator, or electronic representation thereof, to the Company and/or an authorized third party administrator (the “Third Party Administrator”) authorizing his or her contributions and confirming or changing his or her contribution rate within such time period as may be determined by the Company (the “Initial Offering Period Window”). If a Participant that is enrolled in the Initial Offering Period fails to submit a subscription agreement, or electronic representation thereof, during the Initial Offering Period Window, such Participant’s participation in the Initial Offering Period will be automatically terminated and he or she will be withdrawn from the Initial Offering Period. Notwithstanding the foregoing, an employee who is a current Participant in an Offering Period under the 2021 Employee Stock Purchase Plan may participate in the Initial Offering Period in accordance with Section 6(c).

(b) Enrollment in Subsequent Offering Periods. With respect to Offering Periods after the Initial Offering Period, an eligible employee determined in accordance with Section 4 may elect to become a Participant by submitting a subscription agreement, or electronic representation thereof, to the Company and/or via the Third Party Administrator’s standard process, prior to the commencement of the Offering Period to which such agreement relates in accordance with such rules as the Committee may determine.

(c) Continued Enrollment in Offering Periods. Once an employee becomes a Participant in an Offering Period then such Participant may automatically participate in each subsequent Offering Period commencing immediately following the last day of such prior Offering Period at the same contribution level unless the Participant withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below or otherwise notifies the Company of a change in the Participant’s contribution level by filing an additional subscription agreement or electronic representation thereof with the Company and/or the Third Party Administrator, prior to the next Offering Period. A Participant that is automatically enrolled in a subsequent Offering Period pursuant to this section (i) is not required to file any additional subscription agreement in order to continue participation in this Plan, and (ii) will be deemed to have accepted the terms and conditions of the Plan, any sub-plan, and subscription agreement in effect at the time each subsequent Offering Period begins, subject to Participant’s right to withdraw from the Plan in accordance with the withdrawal procedures in effect at the time.

7. Grant of Option on Enrollment. Becoming a Participant with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such Participant of an option to purchase on the Purchase Date up to that number of Shares determined by a fraction the numerator of which is the amount of the contribution level for such Participant multiplied by such Participant’s Compensation (as defined in Section 9 below) during such Purchase Period and the denominator of which is eighty-five percent (85%) of the lower of (a) the Fair Market Value on the Offering Date or (b) the Fair Market Value on the Purchase Date, but in no event less than the par value of a Share; and provided, further, that the number of Shares subject to any option granted pursuant to this Plan will not exceed the lesser of (x) the maximum number of Shares set by the Committee pursuant to Section 10(b) below with respect to the applicable Purchase Date or (y) the maximum number of Shares which may be purchased pursuant to Section 10(a) below with respect to the applicable Purchase Date.

8. Purchase Price. The Purchase Price in any Offering Period will be eighty-five percent (85%) of the lesser of:

(a) the Fair Market Value on the Offering Date or

(b) the Fair Market Value on the Purchase Date.

9. Payment of Purchase Price; Payroll Deduction Changes; Share Issuances.

(a) The Purchase Price of the Shares is accumulated by regular payroll deductions made during each Offering Period, unless the Committee determines that contributions may be, or are required to be, made in another form (due to local law requirements, in another form with respect to categories of Participants outside the United States). The deductions are made as a percentage of the Participant’s Compensation in one percent (1%) increments not less than one percent (1%), nor greater than fifteen percent (15%) or such lower limit set by the Committee. “Compensation” means those components of the Participant’s cash compensation that are regular and reoccurring, including, but not limited to, sales commissions, but excluding any overtime pay or shift differentials, annual cash incentive compensation, and annual cash bonuses, and further excluding extraordinary cash items, all non-cash items, moving or relocation allowances, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, payments for or related to equity compensation, and any similar items; however, the Committee, in its discretion, may at any time prior to the beginning of an Offering Period establish a different definition of Compensation for a subsequent Offering Period. For purposes of determining a Participant’s Compensation, any election by such Participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code (or in foreign jurisdictions, equivalent salary deductions) will be treated as if the Participant did not make such election. Payroll deductions shall commence on the first payday following the beginning of the Initial Offering Period or other Offering Period as applicable, and in either case shall continue to the end of the applicable Offering Period unless sooner altered or terminated as provided in this Plan. Notwithstanding the foregoing, the terms of any subplan may permit matching Shares without the payment of any purchase price.

(b) Subject to Section 25 below and to the rules of the Committee, a Participant may decrease the rate of payroll deductions during an ongoing Offering Period by filing with the Company and/or the Third Party Administrator a new authorization for payroll deductions, with the new rate to become effective as soon as reasonably practicable and continuing for the remainder of the Offering Period unless changed as described below. A decrease in the rate of payroll deductions may be made once during an Offering Period or more or less frequently under rules determined by the Committee. An increase in the rate of payroll deductions may not be made with respect to an ongoing Offering Period unless otherwise determined by the Committee. A Participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Company and/or the Third Party Administrator a new authorization for payroll deductions prior to the beginning of such Offering Period or such other time period as may be specified by the Committee.

(c) Subject to Section 25 below and to the rules of the Committee, a Participant may reduce his or her payroll deduction percentage to zero during an Offering Period by filing with the Company a request for cessation of payroll deductions, with such reduction to become effective as soon as reasonably practicable and after such reduction becomes effective, no further payroll deductions will be made for the duration of the Offering Period. Payroll deductions credited to the Participant’s account prior to the effective date of the request will be used to purchase Shares in accordance with Section (e) below. A reduction of the payroll deduction percentage to zero will be treated as such Participant’s withdrawal from such Offering Period and the Plan, effective as of the day after the next Purchase Date following the filing date of such request with the Company.

(d) All payroll deductions made for a Participant are credited to his or her account under this Plan and are deposited with the general funds of the Company, and the Company will not be obligated to segregate such payroll deductions, except to the extent required to be segregated due to local legal restrictions outside the United States. No interest accrues on the payroll deductions, except to the extent required due to local legal requirements outside the United States. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, except to the extent necessary to comply with local legal requirements outside the United States.

(e) On each Purchase Date, so long as this Plan remains in effect and provided that the Participant has not submitted a signed and completed withdrawal form before that date which notifies the Company and/or the Third Party Administrator that the Participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the Participant as of that date returned to the Participant, the Company will apply the funds then in the Participant’s account to the purchase of whole Shares reserved under the option granted to such Participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The Purchase Price will be as specified in Section 8 of this Plan. Any amount remaining in a Participant’s account on a Purchase Date which is less than the amount necessary to purchase a full Share of Common Stock will be carried forward into the next Purchase Period or Offering Period, as the case may be (except to the extent required due to local legal requirements outside the United States), or otherwise treated as determined by the Committee. In the event that this Plan has been oversubscribed, all funds not used to purchase Shares on the Purchase Date will be refunded to the Participant without interest (except to the extent required due to local legal requirements outside the United States). No Common Stock will be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date (except to the extent required due to local legal requirements outside the United States).

(f) As promptly as practicable after the Purchase Date, the Company will issue Shares for the Participant’s benefit representing the Shares purchased upon exercise of his or her option.

(g) During a Participant’s lifetime, his or her option to purchase Shares hereunder is exercisable only by him or her. The Participant will have no interest or voting right in Shares covered by his or her option until such option has been exercised.

(h) To the extent required by applicable federal, state, local, or foreign law, a Participant will make arrangements satisfactory to the Company and the Participating Corporation employing the Participant for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company or any Participating Corporation, as applicable, may withhold, by any method permissible under applicable law, the amount necessary for the Company or any Participating Corporation, as applicable, to meet applicable withholding obligations, including up to the maximum permissible statutory rates and including any withholding required to make available to the Company or any Participating Corporation, as applicable, any tax deductions or benefits attributable to the sale or early disposition of Shares by a Participant. The Company will not be required to issue any Shares under the Plan until such obligations are satisfied.

10. Limitations on Shares to be Purchased.

(a) No Participant will be entitled to purchase stock under any Offering Period at a rate which, when aggregated with such Participant’s rights to purchase stock under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, that are also outstanding in the same calendar year(s) (whether under other Offering Periods or other employee stock purchase plans of the Company, its Parent, and its Subsidiaries), exceeds $25,000 in Fair Market Value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which such Offering Period is in effect (the “Maximum Share Amount”). The Company may automatically suspend the payroll deductions of any Participant as necessary to enforce such limit provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

(b) The Committee may, in its sole discretion, set a lower maximum number of Shares which may be purchased by any Participant during any Offering Period than that determined under Section 10(a) above, which will then be the Maximum Share Amount for subsequent Offering Periods; provided, however, that in no event will a Participant be permitted to purchase more than Three Thousand Five Hundred (3,500) Shares during any one Purchase Period or such greater or lesser number as the Committee may determine, irrespective of the Maximum Share Amount set forth in (a) and (b) hereof. If a new Maximum Share Amount is set, then all Participants will be notified of such Maximum Share Amount prior to the commencement of the next Offering Period for which it is to be effective. The Maximum Share Amount will continue to apply with respect to all succeeding Offering Periods unless revised by the Committee as set forth above.

(c) If the number of Shares to be purchased on a Purchase Date by all Participants exceeds the number of Shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining Shares in as uniform a manner as will be reasonably practicable and as the Committee will determine to be equitable. In such event, the Company will give written notice of such reduction of the number of Shares to be purchased under a Participant’s option to each Participant affected.

(d) Any payroll deductions accumulated in a Participant’s account which are not used to purchase stock due to the limitations in this Section 10, and not covered by Section 9(e), will be returned to the Participant as soon as administratively practicable after the end of the applicable Purchase Period, without interest (except to the extent required due to local legal requirements outside the United States).

11. Withdrawal.

(a) Each Participant may withdraw from an Offering Period under this Plan pursuant to a method specified by the Company. Such withdrawal may be elected at any time prior to the end of an Offering Period, or such other time period as specified by the Committee. The Committee may set forth a deadline of when a withdrawal must occur to be effective prior to a given Purchase Date in accordance with policies it may approve from time to time.

(b) Upon withdrawal from this Plan, the accumulated payroll deductions will be returned to the withdrawn Participant, without interest (except to the extent required due to local legal requirements outside the United States), and his or her interest in this Plan will terminate. In the event a Participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 6 above for initial participation in this Plan.

(c) To the extent applicable, if the Fair Market Value on the first day of the current Offering Period in which a Participant is enrolled is higher than the Fair Market Value on the last day of any applicable Purchase Period, the Company will automatically withdraw the Participant from the current Offering Period and enroll such Participant in the subsequent Offering Period. Any funds accumulated in a Participant’s account prior to the first day of such subsequent Offering Period will be applied to the purchase of Shares on the Purchase Date preceding the first day of such subsequent Offering Period.

12. Termination of Employment. Termination of a Participant’s employment for any reason, including (but not limited to) retirement, death, disability, or the failure of a Participant to remain an eligible employee of the Company or of a Participating Corporation, or Participant’s employer no longer being a Participating Corporation, immediately terminates his or her participation in this Plan (except to the extent required due to local legal requirements outside the United States). In such event, accumulated payroll deductions credited to the Participant’s account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest (except to the extent required due to local legal requirements outside the United States). For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Corporation in the case of sick leave, military leave, or any other leave of absence approved by the Company; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute. The Company will have sole discretion to determine whether a Participant has terminated employment and the effective date on which the Participant terminated employment, regardless of any notice period or garden leave required under local law.

13. Return of Payroll Deductions. In the event a Participant’s interest in this Plan is terminated by withdrawal, termination of employment, or otherwise, or in the event this Plan is terminated by the Board, the Company will deliver to the Participant all accumulated payroll deductions credited to such Participant’s account. No interest will accrue on the payroll deductions of a Participant in this Plan (except to the extent required due to local legal requirements outside the United States).

14. Capital Changes. If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, or similar change in the capital structure of the Company, without consideration, then the Committee will adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price, and the number of Shares covered by each option under the Plan which has not yet been exercised, and the numerical limits of Sections 1 and 10 will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.

15. Nonassignability. Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive Shares under this Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, pursuant to the laws of descent and distribution, or as provided in Section 22 below) by the Participant. Any such attempt at assignment, transfer, pledge, or other disposition will be void and without effect.

16. Use of Participant Funds and Reports. The Company may use all payroll deductions received or held by it under the Plan for any corporate purpose, and the Company will not be required to segregate Participant payroll deductions (except to the extent required due to local legal requirements outside the United States). Until Shares are issued, Participants will only have the rights of an unsecured creditor (except to the extent required due to local legal requirements outside the United States). Each Participant will receive, or have access to, promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of Shares purchased, the Purchase Price thereof, and the remaining cash balance, if any, carried forward or refunded, as determined by the Committee, to the next Purchase Period or Offering Period, as the case may be.

17. Notice of Disposition. If Participant is subject to tax in the United States, Participant will notify the Company in writing if the Participant disposes of any of the Shares purchased in any Offering Period pursuant to this Plan. If such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such Shares were purchased, the Company may place a legend or legends on any certificate representing Shares acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the Shares. The obligation of the Participant to provide such notice will continue notwithstanding the placement of any such legend on the certificates.

18. No Rights to Continued Employment. Neither this Plan nor the grant of any option hereunder will confer any right on any employee to remain in the employ of the Company or any Participating Corporation, or restrict the right of the Company or any Participating Corporation to terminate such employee’s employment.

19. Equal Rights And Privileges. All eligible employees granted an option under this Plan that is intended to meet the Code Section 423 requirements will have equal rights and privileges with respect to this Plan or within any separate offering under the Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code will, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 423 (unless such provision applies exclusively to options granted under the Plan that are not intended to comply with the Code Section 423 requirements). This Section 19 will take precedence over all other provisions in this Plan.

20. Notices. All notices or other communications by a Participant to the Company under or in connection with this Plan will be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Term; Stockholder Approval. This Plan shall become effective as of the Restatement Effective Date. If this Plan is not approved by Company stockholders before July 1, 2025 then this Plan shall not become effective and the 2021 Employee Stock Purchase Plan shall continue to remain in place for issuing future options to eligible employees. No purchase of Shares that are subject to such stockholder approval before becoming available under this Plan will occur prior to stockholder approval of such Shares, and the Committee may delay any Purchase Date and postpone the commencement of any Offering Period subsequent to such Purchase Date as deemed necessary or desirable to obtain such approval (provided that if a Purchase Date would occur more than twenty-four (24) months after commencement of the Offering Period to which it relates, then such Purchase Date will not occur, and instead such Offering Period will terminate without the purchase of such Shares and Participants in such Offering Period will be refunded their contributions without interest, unless the payment of interest is required under local laws). This Plan will continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time pursuant to Section 25 below), (b) issuance of all of the Shares reserved for issuance under this Plan, or (c) December 30, 2031. For avoidance of doubt, options issued under an Offering Period under the 2021 Employee Stock Purchase Plan shall continue to be governed by their terms and conditions regardless of whether or not this Plan becomes effective.

22. Designation of Beneficiary.

(a) If provided in the subscription agreement, a Participant may file a written or electronic designation of a beneficiary who is to receive any Shares and cash, if any, from the Participant’s account under this Plan in the event of such Participant’s death subsequent to the end of a Purchase Period but prior to delivery to him of such Shares and cash. In addition, a Participant may file a written or electronic designation of a beneficiary who is to receive any cash from the Participant’s account under this Plan in the event of such Participant’s death prior to a Purchase Date. Such form will be valid only if it was filed with the Company and/or the Third Party Administrator at the prescribed location before the Participant’s death.

(b) Such designation of beneficiary may be changed by the Participant at any time by written notice filed with the Company at the prescribed location before the Participant’s death. In the event of the death of a Participant, and in the absence of a beneficiary validly designated under this Plan who is living at the time of such Participant’s death, the Company will deliver such cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares or cash to the spouse or, if no spouse is known to the Company, then to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

23. Conditions Upon Issuance of Shares; Limitation on Sale of Shares. Shares will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, exchange control restrictions, securities law restrictions, or other applicable laws outside the United States, and will be further subject to the approval of counsel for the Company with respect to such compliance. Shares may be held in trust or subject to further restrictions as permitted by any subplan.

24. Applicable Law. The Plan will be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

25. Amendment or Termination. The Committee, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Committee, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of Shares on the next Purchase Date (which may be sooner than originally scheduled, if determined by the Committee in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 14). If an Offering Period is terminated prior to its previously-scheduled expiration, all amounts then credited to Participants’ accounts for such Offering Period, which have not been used to purchase Shares, will be returned to those Participants (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable. Further, the Committee will be entitled to establish rules to change the Purchase Periods and Offering Periods, limit the frequency and/or number of changes in the amount contributed during a Purchase Period or an Offering Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the administration of the Plan, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts contributed from the Participant’s Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan. Such actions will not require stockholder approval or the consent of any Participants. However, no amendment will be made without approval of the stockholders of the Company (obtained in accordance with Section 21 above) within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would (a) increase the number of Shares that may be issued under this Plan or (b) change the designation of the employees (or class of employees) eligible for participation in this Plan. In addition, in the event the Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Committee may, in its discretion and, to the extent necessary or desirable, modify, amend, or terminate the Plan to reduce or eliminate such accounting consequences including, but not limited to: (a) amending the definition of compensation, including with respect to an Offering Period underway at the time; (b) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price; (c) shortening any Offering Period by setting a Purchase Date, including an Offering Period underway at the time of the Committee action; (d) reducing the maximum percentage of compensation a Participant may elect to set aside as payroll deductions; and (e) reducing the maximum number of Shares a Participant may purchase during any Offering Period. Such modifications or amendments will not require approval of the stockholders of the Company or the consent of any Participants.

26. Corporate Transactions. In the event of a Corporate Transaction (as defined below), each outstanding right to purchase Common Stock will be assumed or an equivalent option substituted by the successor corporation or a parent or a subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the purchase right, the Offering Period with respect to which such purchase right relates will be shortened by setting a new Purchase Date (the “New Purchase Date”) and will end on the New Purchase Date. The New Purchase Date will occur on or prior to the consummation of the Corporate Transaction, and the Plan will terminate on the consummation of the Corporate Transaction.

27. Definitions.

(a) “Affiliate” means any entity, other than a Subsidiary or Parent, (i) that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the U.S. Internal Revenue Code of 1986, as amended.

(d) “Common Stock” means the common stock of the Company.

(e) “Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the

Company’s then outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(f) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(g) “Fair Market Value” means, as of any date, the value of a Share, determined as follows:

(i) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(iii) if such Common Stock is publicly traded but is neither quoted on the Nasdaq Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; and

(iv) if none of the foregoing is applicable, by the Committee in good faith.

(h) “Offering Date” means the first Trading Day of each Offering Period.

(i) “Offering Period” means a period with respect to which the right to purchase Common Stock may be granted under the Plan, as determined by the Committee pursuant to Section 5(a).

(j) “Parent” will have the same meaning as “parent corporation” in Sections 424(e) and 424(f) of the Code.

(k) “Participant” means an eligible employee who meets the eligibility requirements set forth in Section 4 and who elects to participate in this Plan, in each case subject and pursuant to Section 6.

(l) “Participating Corporation” means any Parent, Subsidiary or Affiliate that the Board designates from time to time as a corporation that will participate in this Plan.

(m) “Plan” means this ClearPoint Neuro, Inc. Amended and Restated 2021 Employee Stock Purchase Plan.

(n) “Purchase Date” means the last Trading Day of each Purchase Period.

(o) “Purchase Period” means a period during which contributions may be made toward the purchase of Common Stock under the Plan, as determined by the Committee pursuant to Section 5(b).

(p) “Purchase Price” means the price at which Participants may purchase a Share under the Plan, as determined pursuant to Section 8.

(q) “Restatement Effective Date” means the date on which this Amended and Restated 2021 Employee Stock Purchase Plan is approved by the Company’s stockholders provided that such approval must occur before July 1, 2025.

(r) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(s) “Shares” means shares of Common Stock.

(t) “Subsidiary” will have the same meaning as “subsidiary corporation” in Sections 424(e) and 424(f) of the Code.

(u) “Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.

Appendix B

ClearPoint Neuro, Inc.

Sixth Amended and Restated 2013 Incentive Compensation Plan

WHEREAS, the 2013 Incentive Compensation Plan was originally adopted by the Board in March 2013 and approved by the stockholders on June 13, 2013; the Amended and Restated 2013 Incentive Compensation Plan was adopted by the Board in March 2015 and approved by the stockholders on June 4, 2015; the Second Amended and Restated 2013 Incentive Compensation Plan was adopted by the Board in March 2017 and approved by the stockholders on October 3, 2017; the Third Amended and Restated 2013 Incentive Compensation Plan was adopted by the Board in April 2020 and approved by the stockholders on June 2, 2020; the Fourth Amended and Restated 2013 Incentive Compensation Plan was adopted by the Board in March 2022 and approved by the stockholders on May 24, 2022; the Fifth Amended and Restated 2013 Incentive Compensation Plan was adopted by the Board in March 2024 and approved by the stockholders on May 15, 2024; this Sixth Amended and Restated 2013 Incentive Compensation Plan was adopted by the Board in March 2025 subject to the approval by the Company’s stockholders in 2025; and

WHEREAS, the Fifth Amended and Restated 2013 Incentive Compensation Plan is hereby amended and restated in its entirety as set forth in this Plan to increase the number of Shares available for Awards under the Plan by 700,000 Shares, and to make other administrative, conforming and miscellaneous changes as are necessary and consistent with applicable tax rules, regulations and laws.

1.
Purpose of the Plan. The purpose of the Sixth Amended and Restated 2013 Incentive Compensation Plan (the “Plan”) is to aid ClearPoint Neuro, Inc., a Delaware corporation (the “Company”), and its Affiliates (defined below) in recruiting and retaining key employees, directors, consultants and other service providers of outstanding ability and to motivate such employees, directors, consultants and other service providers to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards (defined below). The Company expects that it will benefit from the added interest which such key employees, directors, consultants and other service providers will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.
2.
Definitions. The following capitalized terms used in the Plan have the respective meanings set forth in this Section 2:

“Act” means the Securities Exchange Act of 1934, as amended, or any successor thereto.

“Affiliate” means with respect to the Company, any entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.

“Award” means an Option, Stock Appreciation Right, cash bonus, or Other Stock-Based Award granted pursuant to the Plan.

“Board” means the Board of Directors of the Company.

“Change of Control” means the occurrence with respect to the Company of any of the following events: (i) a change in the ownership of the Company; (ii) a change in the effective control of the Company; (iii) a change in the ownership of a substantial portion of the assets of the Company.

For purposes of this definition, a change in the ownership of the Company occurs on the date on which any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group constitutes more than 50% of the total fair market value or total voting power of the stock of the Company. A change in the effective control of the Company occurs on the date on which either (i) a person, or more than one person acting as a group, acquires ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company, taking into account all such stock acquired during the 12-month period ending on the date of the most recent acquisition, or (ii) a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of such Board prior to the date of the appointment or election. A change in the ownership of a substantial portion of assets occurs on the date on which any one person, or more than one person acting as a group, other than a person or group of persons that is related to the Company, acquires assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions, taking into account all such assets acquired during the 12-month period ending on the date of the most recent acquisition.

An event constitutes a Change of Control with respect to a Participant only if the Participant performs services for the Company, or the Participant’s relationship to the Company otherwise satisfies the requirements of Treasury Regulation Section 1.409A-3(i)(5)(ii).

The determination as to the occurrence of a Change of Control shall be based on objective facts and in accordance with the requirements of Section 409A of the Code.

“Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto.

“Committee” means the Compensation Committee of the Board (or a subcommittee thereof as provided under Section 4), or such other committee of the Board (including, without limitation, the full Board) to which the Board has delegated power to act under or pursuant to the provisions of the Plan.

“Company” has the meaning set forth in Section 1.

“Disability” means Disability as defined for purposes of Section 409A of the Code. The Disability determination shall be in the sole discretion of the Committee and a Participant (or his representative) shall furnish the Committee with medical evidence documenting the Participant’s disability or infirmity which is satisfactory to the Committee.

“Effective Date” means March 5, 2013.

“Employment” means (i) a Participant’s employment if the Participant is an employee of the Company or any of its Affiliates, (ii) a Participant’s service as a consultant or other service provider, if the Participant is a consultant or other service provider to the Company or its Affiliates, and (iii) a Participant’s service as an non-employee director, if the Participant is a non-employee member of the Board.

“Fair Market Value” means, as of a given date, (i) if the Shares are listed or admitted to trading on a national securities exchange on such date, the closing price per Share for the regular market session on such date on the principal securities exchange on which the Shares are listed or admitted to trading, or (ii) if the Shares are not listed or admitted to trading on a national securities exchange, the average of the per Share closing bid price and per Share closing asked price on such date as reported on a quotation system, or (iii) in the absence of a market for the Shares of the type described in the foregoing clauses (i) or (ii), the value established by the Committee in good faith pursuant to the reasonable application of a reasonable valuation method under Treasury Regulation Section 1.409A-1(b)(5)(iv)(B). With respect to clause (i) above, if no sale of Shares shall have been reported on such principal securities exchange on such date, then the immediately preceding date on which sales of the Shares have been so reported shall be used. With respect to clause (ii) above, if no closing bid and asked prices shall have been reported on such date, then the immediately preceding date on which such prices have been reported shall be used. Notwithstanding the foregoing, for any purposes under this Plan including for Plan administrative purposes, the Committee may, in its discretion, apply any other definition of Fair Market Value which is reasonable and consistent with applicable tax, accounting and other rules.

“ISO” means an Option that is also an incentive stock option granted pursuant to Section 6(d) of the Plan.

“Option” means a stock option granted pursuant to Section 6 of the Plan.

“Option Price” means the purchase price per Share of an Option, as determined pursuant to Section 6(a) of the Plan.

“Other Stock-Based Awards” means Awards granted pursuant to Section 8 of the Plan.

“Participant” means an employee, director, consultant or other service provider of the Company or any of its Affiliates who is selected by the Committee to participate in the Plan.

“Performance-Based Awards” means certain Other Stock-Based Awards granted pursuant to Section 8(b) of the Plan.

“Performance Measures” means one or more of the performance measures listed in Section 10(b) upon which performance goals for Performance-Based Awards may be established by the Committee.

“Permitted Holders” means, as of the date of determination, any and all of an employee benefit plan (or trust forming a part thereof) maintained by (i) the Company, or (ii) any corporation or other Person of which a majority of its voting power of its voting equity securities or equity interest is owned, directly or indirectly, by the Company.

“Person” means a “person”, as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

“Plan” has the meaning set forth in Section 1.

“Restatement Effective Date” means the date on which this Sixth Amended and Restated 2013 Incentive Compensation Plan is approved by the Company’s stockholders provided that such approval must occur in 2025.

“Shares” means shares of common stock of the Company.

“Stock Appreciation Right” means a stock appreciation right granted pursuant to Section 7 of the Plan.

“Subsidiary” means a subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

3. Shares Subject to the Plan. Subject to Section 11 of the Plan, as of the Restatement Effective Date, the total number of Shares issuable which may be issued under the Plan is 6,806,250 Shares (the “Share Reserve”). Each Share subject to an Award granted after the Restatement Effective Date shall reduce the Share Reserve by one (1) Share. Notwithstanding any other provision of the Plan to the contrary, subject to Section 11 of the Plan, a non-employee director may not be granted Awards covering more than 60,000 Shares in any calendar year. The Shares may consist, in whole or in part, of unissued Shares, treasury Shares or Shares reacquired by the Company in any manner. Shares subject to Awards that are cancelled, forfeited or settled in cash or that expire prior to exercise or otherwise without the delivery of Shares, either in full or in part, shall again become available for issuance under the Plan. Notwithstanding anything to the contrary contained herein, Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Shares are (a) Shares tendered or otherwise withheld or used in payment of an Option, (b) Shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) Shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4. Administration. The Plan shall be administered by the Committee. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or advisable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

a)
Substitute Awards. Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding Awards previously granted by the Company or any of its Subsidiaries or a company acquired by the Company or with which the Company combines. The number of Shares underlying awards made in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines shall not be counted against the aggregate number of Shares available for Awards under the Plan, except as may be required by reason of Section 422 of the Code, nor shall the Shares subject to such substitute awards become available for new Awards under the circumstances described in Section 3. In addition, in the event that a company acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines has shares available under a pre-existing plan approved by its former stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards and shall not reduce the Shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall be made only to individuals who were not employees or directors of the Company or any of its Subsidiaries prior to such acquisition or combination.
b)
Withholding Taxes. The Company shall have the right to deduct from any payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to deliver Shares upon the exercise, vesting or payment of any Award that the Participant pays to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes; provided however, that the Committee may in its discretion permit a Participant to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by: (a) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to the Award and/or (b) tendering to the Company Shares owned by such Participant (or by such Participant and his or her spouse jointly) and purchased or held for the requisite period of time (if any) as may be required to avoid the Company’s or the Affiliates’ or Subsidiaries’ incurring an adverse accounting charge, based, in each case, on the Fair Market Value of the Shares on the payment or other relevant date as determined by the Committee. In no event will the Fair Market Value of the Shares to be withheld and delivered pursuant to this Section 4(b)exceed the minimum amount required to be withheld, unless (i) (and only to the extent that) an additional amount can be withheld and not result in adverse financial accounting consequences, (ii) such additional withholding amount is authorized by the Committee in an Award agreement or otherwise, and (iii) the total amount withheld does not exceed the Participant’s estimated tax obligations attributable to the applicable transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

5. Limitations. No Award may be granted under the Plan after the tenth anniversary of the Restatement Effective Date, but Awards theretofore granted may extend beyond that date.

6. Terms and Conditions of Options. Options granted under the Plan shall be, as determined by the Committee, non-qualified or incentive stock options for federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

a)
Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date an Option is granted (other than in the case of Options granted in assumption or substitution of previously granted awards, as described in Section 4; provided that such assumption or substitution is described in Treasury Regulation Section 1.409A-1(b)(5)(v)(D)).
b)
Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted. Each Award agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or service with the Company or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award agreements, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
c)
Exercise of Options. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 6 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) or (iv) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company to the extent permitted by law, (i) in cash or its equivalent (e.g., by personal check) at the time the Option is exercised, (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse financial accounting treatment), (iii) partly in cash and partly in Shares (as described in (ii) above), (iv) if there is a public market for the Shares at such time, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased, or (v) to the extent the Committee shall approve in the Award agreement or otherwise, through “net settlement” in Shares. In the case of a “net settlement” of an Option, the Company will not require a cash payment of the Option Price of the Option set forth in the Award agreement, but will reduce the number of Shares issued upon the exercise by the largest number of whole Shares that have a Fair Market Value that does not exceed the aggregate Option Price set forth in the Award agreement. With respect to any remaining balance of the aggregate Option Price, the Company shall accept a cash payment. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.
d)
ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who at the time of such grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be nonqualified stock options, unless the applicable Award agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such non-qualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified stock options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify for any reason as an ISO.
e)
Attestation. Wherever in this Plan or any agreement evidencing an Award a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and/or shall withhold such number of Shares from the Shares acquired by the exercise of the Option, as appropriate.

7. Terms and Conditions of Stock Appreciation Rights.

a)
Grants. The Committee may also grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by an Option (or such lesser number of Shares as the Committee may determine), and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award agreement).
b)
Terms. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a Share on the date the Stock Appreciation Right is granted (other than in the case of a Stock Appreciation Right granted in assumption or substitution of previously granted awards, as described in Section 4; provided that such assumption or substitution is described in Treasury Regulation Section 1.409A-1(b)(5)(v)(D)); provided, however, that, in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the exercise price may not be less than the Option Price of the related Option. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, times (ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. The date on which a notice of exercise is received by the Company shall be the exercise date. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair Market Value), as set forth in the Award agreement or as otherwise permitted by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.
c)
Limitations. The Committee may impose, in its sole discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit, but in no event shall a Stock Appreciation Right be exercisable more than ten years after the date it is granted.

8. Other Stock Based Awards.

a)
Generally. The Committee, in its sole discretion, may grant or sell Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to (such as restricted Share units), or are otherwise based on the Fair Market Value of, Shares (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made; the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).
b)
Performance-Based Awards. Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under this Section 8 may be based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (“Performance-Based Awards”). The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, shall so certify. In connection with such certification, the Committee, or its delegate, may decide that the amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula; provided that the Committee shall have the authority to waive any applicable performance goals. In the event the applicable performance goals are not waived by the Committee, payment of a Performance-Based Award will occur only after certification and will be made as determined by the Committee in its sole discretion after the end of the applicable performance period.
c)
Dividend Equivalent Rights. The Committee may grant rights to dividends or dividend equivalents (a “Dividend Equivalent Right”) in connection with the grant of an Other Stock Based Award. Each Dividend Equivalent Right shall be subject to such terms as the Committee may determine. All Dividend Equivalent Rights which are not paid currently may, at the Committee’s discretion, accrue interest or be reinvested into additional Shares subject to the Award agreement. Dividend Equivalent Rights shall be paid to (or settled with) the Participant only if and when, and to the extent that, the underlying Award vests. The total number of Shares available for grant under Section 3 shall not be reduced to reflect any Dividend Equivalent Rights that are reinvested into additional Shares or credited as Performance-Based Awards. Unless the payment of a dividend to the Company’s stockholders is an event to which Section 11 of the Plan applies, no Dividend Equivalent Rights shall be granted with respect to Stock Options or Stock Appreciation Rights.
d)
Deferral of Awards Under the Plan. Subject to the requirements of Section 409A of the Code, the Committee or, to the extent delegated by the Committee, the Company may permit all or any portion of any award under this Plan to be deferred consistent with the requirements and restrictions in the applicable jurisdiction.

9. Plan Cash Bonuses. While cash bonuses may be granted at any time outside this Plan, cash awards may also be granted in addition to other Awards granted under the Plan and in addition to cash awards made outside of the Plan. Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom cash bonuses under the Plan shall be granted and the amount, terms and conditions of those cash bonuses. Notwithstanding anything to the contrary in this Plan, no cash bonus awarded pursuant to the Plan shall be paid later than 2 ½ months after the end of the calendar year in which such bonus was earned.

10. Performance Goals for Performance-Based Awards.

a)
Performance Measures. When granting a Performance-Based Award, the Committee shall establish a measurable performance objective or objectives at a time prior to or during the applicable performance period where such objectives are not substantially certain to be met. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Measures (or the specific targets set thereunder) unsuitable, the Committee may in its discretion modify such Performance Measures or the acceptable levels of achievement, in whole or in part, as the Committee deems appropriate and equitable. A non-exhaustive list of the potential Performance Measures that may be used for awards under this Plan includes the following (including ratios or other relationships between one or more, or a combination, of the following examples of Performance Measures, which may be measured on an absolute basis or relative to peer companies or specific business units of peer companies): (i) return on capital, equity, or assets (including economic value created); (ii) productivity or operating efficiencies; (iii) cost improvements; (iv) cash flow; (v) sales revenue growth; (vi) net income, earnings per share, or earnings from operations; (vii) quality; (viii) customer satisfaction; (ix) comparable site sales; (x) stock price or total stockholder return; (xi) EBITDA or EBITDAR; (xii) after-tax operating income; (xiii) book value per Share; (xiv) debt reduction; (xv) strategic business objectives, including those consisting of one or more objectives based on meeting specified cost targets, business expansion goals and goals relating to acquisitions or divestitures; or (xvi) any combination of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any Subsidiary, operating unit, business segment or division of the Company or any Subsidiary and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or common stock outstanding, or to assets or net assets.
b)
Conditions. Each Performance-Based Award shall be earned, vested and payable (as applicable) upon the achievement of performance goals established by the Committee based upon one or more of the Performance Measures, together with the satisfaction of any other conditions, such as continued employment, the Committee may determine to be appropriate. With respect to each Performance-Based Award, the Committee shall, in writing, (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts which may be earned for such performance period, and (iii) specify the relationship between performance goals and targets and the amounts to be earned by Participant for such performance period. Any payment of a Performance-Based Award granted with performance goals shall be conditioned upon the determination of the Committee in each case that the performance goals and any other material conditions were satisfied or waived.

11. Adjustments upon Certain Events. Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

a)
Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange or change in capital structure, any distribution to stockholders of Shares (other than regular cash dividends) or any similar event, the Committee without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable (subject to Section 18), as to the number or kind of Shares or other securities issued or reserved for issuance as set forth in Section 3 of the Plan or pursuant to outstanding Awards; provided that the Committee shall determine in its sole discretion the manner in which such substitution or adjustment shall be made.
b)
Change of Control. In the event of a Change of Control (or similar corporate transaction, whether or not including any Permitted Holder) after the Effective Date, the Committee may (subject to Section 18), but shall not be obligated to, (i) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Award, (ii) cancel such Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Options and Stock Appreciation Rights, may equal the excess, if any, of value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights) over the aggregate exercise price of such Options or Stock Appreciation Rights, (iii) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion, or (iv) provide that for a period of at least 10 days prior to the Change of Control, such Options shall be exercisable as to all Shares subject thereto and that upon the occurrence of the Change of Control, such Options shall terminate and be of no further force or effect. For the avoidance of doubt, pursuant to (ii) above, the Committee may cancel Options and Stock Appreciation Rights for no consideration if the value of the consideration to be paid in the Change of Control transaction for a Share is less than or equal to the Option Price of such Option or exercise price of such Stock Appreciation Right.

12. No Right to Employment or Awards. The granting of an Award under the Plan shall impose no obligation on the Company or any of its Affiliates to continue the Employment of a Participant and shall not lessen or affect the Company’s or any of its Affiliates’ right to terminate the Employment of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

13. Successors and Assigns. The Plan shall be binding on all successors and assigns of the Company and the Participants, including, without limitation, the estate of each such Participant and the executor, administrator or trustee of such estate, and any receiver or trustee in bankruptcy or any other representative of the Participant’s creditors.

14. Nontransferability of Awards. Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

15. Amendments or Termination. The Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which, (a) without the approval of the stockholders of the Company, would (except as is provided in Section 11 of the Plan) increase the total number of Shares reserved for the purposes of the Plan or change the maximum number of Shares for which Awards may be granted to any Participant, or (b) without the consent of a Participant, would materially adversely impair any of the rights under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws (including, without limitation, to avoid adverse tax consequences to the Company or any Participant). Notwithstanding anything in this Plan to the contrary but subject to Section 11, without the approval of the Company’s stockholders, the Committee will not amend or replace any previously granted Option or Stock Appreciation Right in a transaction that constitutes a “repricing,” as such term is used in rules or regulations of the principal securities exchange on which the Shares are listed or admitted to trading. Further, except in connection with a corporate transaction described in Section 11, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards, or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval.

16. Choice of Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.

17. Effectiveness of Plan. Awards shall continue to be issued under and governed by the Fifth Amended and Restated 2013 Incentive Compensation Plan until the Restatement Effective Date. This Plan shall become effective as of the Restatement Effective Date. If this Plan is not approved by Company stockholders in 2025 then this Plan shall not become effective and the Fifth Amended and Restated 2013 Incentive Compensation Plan shall continue to remain in place for issuing future Awards.

18. Section 409A. To the extent applicable, this Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding other provisions of the Plan or any Award agreements thereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, any payment or delivery of Shares in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company will make such payment or delivery of Shares on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. In the case of a Participant who is a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i) of the Code), any payment and/or delivery of Shares in respect of any Award subject to Section 409A of the Code that is linked to the date of the Participant’s separation from service shall not be made prior to the date which is six (6) months after the date of such Participant’s separation from service from the Company and its Affiliates, determined in accordance with Section 409A of the Code and the regulations promulgated thereunder. The Company shall use commercially reasonable efforts to implement the provisions of this Section 18 in good faith, including adopting such amendments and policies with retroactive effect, and take such other actions as the Committee determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A of the Code; provided, that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Section 18.

19. Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement including without limitation the Company’s Compensation Recoupment Policy as adopted on October 3, 2023 and as may be amended by the Company from time to time).

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet, Smartphone or Tablet-QUICK ✶✶✶ EASY IMMEDIATE 24 Hours a Day, 7 Days a Week or by Mail CLEARPOINT NEURO, INC. Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 14, 2024. INTERNET -www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting - If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend: https://www.cstproxy.com/clearpointneuro/2024 MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. PROXY MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope provided. ▲ FOLD HERE. DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED A THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4. 1. Election of Directors: (1) Joseph M. Burnett (2) Lynnette C. Fallon (3) R. John Fletcher FOR ALL Nominees listed to the FOR ALL EXCEPT as marked per the Instruction below to the contrary (4) Pascal E.R. Girin (5) B. Kristine Johnson (6) Matthew B. Klein (7) Linda M. Liau (8) Timothy T. Richards (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above) 3. An advisory (non-binding) vote to approve the compensation of ClearPoint Neuro, Inc.'s named executive officers. 4. Approval of ClearPoint Neuro, Inc.'s Fifth Amended and Restated 2013 Incentive Compensation Plan. Please make your votes X FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 2. Ratification of the appointment of Cherry Bekaert LLP as ClearPoint Neuro, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2024. FOR AGAINST ABSTAIN CONTROL NUMBER Signature, if held jointly Date 2024 Signature Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders To view the 2024 Proxy Statement, 2023 Annual Report and to attend the Annual Meeting, please go to: https://www.cstproxy.com/clearpointneuro/2024 PROXY ▲ FOLD HERE. DO NOT SEPARATE⚫ INSERT IN ENVELOPE PROVIDED ▲ THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CLEARPOINT NEURO, INC. ANNUAL MEETING OF STOCKHOLDERS WEDNESDAY, MAY 15, 2024, 10:00 A.M. PACIFIC TIME The undersigned appoints Joseph M. Burnett and Danilo D'Alessandro as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of ClearPoint Neuro, Inc. held of record by the undersigned at the close of business on March 18, 2024 at the Annual Meeting of Stockholders of ClearPoint Neuro, Inc. to be held on May 15, 2024. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE EIGHT NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side)